                                                                    EXHIBIT 20.1


                                MONTHLY STATEMENT

                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 1996-1
                  ---------------------------------------------

            Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the ("Agreement") as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (as amended and supplemented, the "Series Supplement"), between Chase Manhattan Bank USA, National Association as Servicer, Card Acquisition Funding LLC as Transferor, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Senior Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1996-1 Certificates with respect to the Distribution Date occuring on October 15, 2002, and with respect to the performance of the Trust during the month of September the performance of the Trust during the month of September is set forth below. Certain of the information is presented on the basis of an original Principal amount of $1,000 per $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)       Information Regarding the Current Monthly Distribution for the Series 1996-1 Senior
         Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)    The total amount distributed to Senior Certificateholders per $1,000 original
                certificate principal amount                                                                 $1.605577

         (2)    The amount set forth in A(1) above distributed to Senior Certificateholders with
                respect to interest per $1,000 original certificate principal amount                         $1.605577

         (3)    The amount set forth in A(1) above distributed to Senior Certificateholders with
                respect to principal per $1,000 original certificate principal amount                        $0.000000

B)       Information Regarding the Performance of the Trust

         (1)    Allocation of Receivables Collections to the Series 1996-1 Certificates

                (a)    The aggregate amount of Finance Charge Receivables collected during the
                       Monthly Period immediately preceding the Distribution Date                       $93,849,803.76

                (b)    The aggregate amount of Interchange collected and allocated to the Trust
                       for the Monthly Period immediately preceding the Distribution Date                $5,587,775.16

                (c)    The aggregate amount of Principal Receivables collected during the
                       Monthly Period immediately preceding the Distribution Date                      $561,291,428.01

                (d)    The Floating Allocation Percentage with respect to the Series 1996-1
                       Certificates for the Monthly Period immediately preceding the
                       Distribution Date                                                                    13.838474%

                (e)    The Principal Allocation Percentage with respect to the Series 1996-1
                       Certificates for the Monthly Period immediately preceding the
                       Distribution Date                                                                    13.838474%


                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                       October 15, 2002 Distribution Date
                     ---------------------------------------


                (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series 1996-1 Certificates for the Monthly Period immediately
                       preceding the Distribution Date                                                  $13,760,643.66

                (g)    The Principal Receivables collected and allocated to the Series 1996-1
                       Certificates for the Monthly Period immediately preceding the
                       Distribution Date                                                                $77,674,169.18

         (2)    Available Finance Charge Collections and Reallocated Principal Collections for
                Series 1996-1 for the Monthly Period immediately preceding the Distribution Date

                (a)    The Finance Charge Receivables and Interchange collected and allocated to
                       the Series 1996-1 Certificates                                                   $13,760,643.66

                (b)    Collection Account and Special Funding Account investment earnings
                       allocated to the Series 1996-1 Certificates                                               $0.00

                (c)    Principal Funding Account Investment Proceeds                                             $0.00

                (d)    Prefunding Account Investment Proceeds                                                    $0.00

                (e)    Reserve Account withdrawals, if applicable                                                $0.00

                (f)    Additional Finance Charges from other Series allocated to the Series
                       1996-1 Certificates                                                                       $0.00

                (g)    Payments, if any, on deposit as of the Determination Date received from
                       any Interest Rate Protection Agreements                                                   $0.00

                (h)    Reallocated Principal Collections                                                         $0.00

                (i)    Total Available Finance Charge Collections and Reallocated Principal
                       Collections for Series 1996-1 (total of (a), (b), (c), (d), (e), (f), (g)
                       and (h) above)                                                                   $13,760,643.66

         (3)    Available Principal Collections for Series 1996-1 for the Monthly Period immediately preceding the Distribution Date

                (a)    The Principal Receivables collected and allocated to the Series 1996-1
                       Certificates                                                                     $77,674,169.18

                (b)    Shared Principal Collections from other Series allocated to the Series
                       1996-1 Certificates                                                                       $0.00

                (c)    Additional amounts to be treated as Available Principal Collections
                       pursuant to the Series Supplement                                                 $4,269,415.88


                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                       October 15, 2002 Distribution Date
                     ---------------------------------------


                (d)    Reallocated Principal Collections                                                         $0.00

                (e)    Available Principal Collections for Series 1996-1 (total of (a), (b) and
                       (c) minus (d) above)                                                             $81,943,585.06

         (4)    Delinquent Balances in the Trust

                The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                Distribution Date.

                (a)    30-59 days                                                                         $128,055,130
                (b)    60-89 days                                                                           84,097,736
                (c)    90 or more days                                                                     158,559,919
                                                                                                          ------------
                (d)    Total Delinquencies                                                                $370,712,785

         (5)    Defaulted Amount

                (a)    The aggregate amount of Defaulted Receivables with respect to the Trust
                       for the Monthly Period immediately preceding the Distribution Date               $33,422,679.87

                (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                       during the Monthly Period immediately preceding the Distribution Date             $2,570,897.83

                (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                       Distribution Date [Defaulted Receivables minus Recoveries]                       $30,851,782.04

                (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                       Distribution Date allocable to the Series 1996-1 Certificates (the
                       "Series 1996-1 Defaulted Amount")                                                 $4,269,415.88

                (e)    The Senior Defaulted Amount [Series 1996-1 Defaulted Amount multiplied by
                       the Senior Percentage]                                                            $3,372,838.55

         (6)    Senior Charge-Offs

                (a)    The excess, if any, of the Senior Defaulted Amount over the sum of (i)
                       Available Finance Charge Collections applied to such Senior Defaulted
                       Amount, (ii) Reallocated Principal Collections and (iii) the amount by which the Collateral Invested Amount has been reduced in respect of such
                       Senior Defaulted Amount (a "Senior Charge-Off")                                           $0.00

                (b)    The amount of the Senior Charge-Off set forth in item 6(a) above, per
                       $1,000 original certificate principal amount (which will have the effect
                       of reducing, pro rata, the amount of each Senior Certificateholder's investment)     $0.0000000

                (c)    The total amount reimbursed on the Distribution Date in respect of
                       Senior Charge-Offs for prior Distribution Dates                                           $0.00



                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                       October 15, 2002 Distribution Date
                     ---------------------------------------


                (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                       amount of each Senior Certificateholder's investment)                                 $0.000000

                (e)    The amount, if any, by which the outstanding principal balance of the
                       Senior Certificates exceeds the Senior Invested Amount and the Senior
                       Initial Percentage of the Prefunding Account Balance, if any, as of the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on such Distribution Date                                                   $0.00

         (7)    Reductions in the Collateral Interest

                (a)    The excess, if any, of the Collateral Defaulted Amount over Available
                       Finance Charge Collections applied to such Collateral Defaulted Amount                    $0.00

                (b)    The amount by which the Collateral Invested Amount has been reduced on
                       the Distribution Date in respect of Reallocated Principal Collections                     $0.00

                (c)    The amount by which the Collateral Invested Amount has been reduced on
                       the Distribution Date in respect of the unpaid Required Amount                            $0.00

                (d)    The total amount by which the Collateral Invested Amount has been reduced
                       on the Distribution Date as set forth in items 7(a), (b) and (c)                          $0.00

                (e)    The total amount reimbursed on the Distribution Date in respect of
                       reductions in the Collateral Invested Amount on prior Distribution Dates                  $0.00

                (f)    The amount, if any, by which the outstanding principal balance of the Collateral
                       Interest exceeds the Collateral Invested Amount and the Collateral Percentage
                       of the Prefunding Account Balance, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the
                       Distribution Date                                                                         $0.00

         (8)    Investor Monthly Servicing Fee

                The amount of the Series 1996-1 Monthly Servicing Fee payable to the Servicer on
                the Distribution Date                                                                    $1,583,333.33

         (9)    Prefunding Account

                (a)    The Prefunding Account Balance on the Distribution Date                                   $0.00

                (b)    The Senior Percentage of the Prefunding Account Balance on the
                       Distribution Date                                                                         $0.00

                (c)    The Collateral Percentage of the Prefunding Account Balance on the
                       Distribution Date                                                                         $0.00


                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                       October 15, 2002 Distribution Date
                     ---------------------------------------


         (10)   Senior Monthly Interest

                (a)     Senior Monthly Interest payable on the Distribution Date                         $1,204,985.50

         (11)   Principal Funding Account Amount

                (a)    The amount on deposit in the Principal Funding Account on the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on such Distribution Date                                                   $0.00

                (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in January 2003.  (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                       Supplement.)                                                                               0.00

         (12)   Deficit Controlled Accumulation Amount

                The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                Distribution Date                                                                                $0.00

         (13)   Reserve Account (if applicable)

                (a)    The amount on deposit in the Reserve Account, if funded, on the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on such Distribution Date and the related Transfer Date                      0.00

                (b)    The Required Reserve Account Amount, if any, selected by the Servicer                      0.00

C)       Senior Invested Amount

         (1)    The Senior Invested Amount and the Senior Percentage of the Prefunding Account
                Balance on the date of issuance (the "Senior Initial Amount")                          $750,500,000.00

         (2)    The Senior Invested Amount and the Senior Percentage of the Prefunding Account
                Balance, if any, on the Distribution Date, after giving effect to all deposits,
                withdrawals and distributions on such Distribution Date                                $750,500,000.00

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the
                Senior Invested Amount and the Senior Percentage of the Prefunding Account
                Balance, if any, as of such Distribution Date, after giving effect to any adjustment in the Senior Invested Amount on such Distribution Date, to the
                Senior Initial Amount). The amount of a Senior Certificateholder's pro rate share of the Senior Invested Amount and the Prefunding Account Balance, if any,
                can be determined by multiplying the original denomination of the Senior
                Certificateholder's Certificate by the Pool                                                   1.000000


                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                       October 15, 2002 Distribution Date
                     ---------------------------------------


D)       Collateral Invested Amount

         (1)    The Collateral Invested Amount and the Collateral Percentage of the Prefunding
                Account Balance on the date of issuance                                                $199,500,000.00

         (2)    The Collateral Invested Amount and the Collateral Percentage of the Prefunding
                Account Balance, if any, on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                      $199,500,000.00

         (3)    The Collateral Invested Amount as a percentage of the sum of the Collateral
                Invested Amount and the Senior Invested Amount on such Distribution Date                        21.00%

 E)      Receivables Balances

         (1)    The aggregate amount of Principal Receivables in the Trust at the close of
                business on the last day of the immediately preceding Monthly Period                    $6,763,472,398

         (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of
                business on the last day of the immediately preceding Monthly Period                      $166,735,617

F)       Annualized Percentages

         (1)    The Gross Yield (Available Finance Charge Collections for the Series 1996-1
                Certificates for the preceding Monthly Period (excluding payments received from
                Interest Rate Protection Agreements) divided by the Invested Amount of the
                Series 1996-1 Certificates and the Prefunding Account balance, if any, as of the
                last day of the next preceding Monthly Period, multiplied by 12)                                17.38%

         (2)    The Net Loss Rate (the Series 1996-1 Defaulted Amount for the preceding Monthly
                Period divided by the Invested Amount of the Series 1996-1 Certificates and the
                Prefunding Account balance, if any, as of the last day of the next preceding
                Monthly Period, multiplied by 12)                                                                5.39%

         (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                1996-1 Certificates for the preceding Monthly Period)                                           11.99%

         (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the
                Series 1996-1 Certificates and the Prefunding Account Balance, if any, as of the
                last day of the next preceding Monthly Period, multiplied  by 12)                                4.02%

         (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1996-1
                Certificates for the preceding Monthly Period)                                                   7.97%


                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                       October 15, 2002 Distribution Date
                     ---------------------------------------

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly
                  Period divided by the amount of Receivables in the Trust as of the last day of the
                  next preceding Monthly Period)                                                                 9.41%


 G)      Series 1996-1 Information for the Last Three Distribution Dates

                1)     Gross Yield

                       a)         10/15/02        17.38%
                       b)         09/16/02        15.29%
                       c)         08/15/02        18.78%

                2)     Net Loss Rate

                       a)         10/15/02         5.39%
                       b)         09/16/02         7.95%
                       c)         08/15/02         7.81%

                3)     Net Spread (Portfolio Yield Minus Base Rate)

                       a)         10/15/02         7.97%
                       b)         09/16/02         3.16%
                       c)         08/15/02         6.79%

                Three Month Average                5.97%

                4)     Monthly Payment Rate

                       a)         10/15/02         9.41%
                       b)         09/16/02         8.83%
                       c)         08/15/02         9.39%





                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                By:
                                    ----------------------------------
                                    Name:  Patricia Garvey
                                    Title: Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 1997-2
                  ---------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-2 Certificates with respect to the Distribution Date occurring on October 15, 2002, and with respect to the performance of the Trust during the month of September is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.


A)       Information Regarding the Current Monthly Distribution for the Series 1997-2 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)    The total amount distributed to Class A Certificateholders per $1,000 original
                certificate principal amount                                                                        $1.557244

         (2)    The amount set forth in A(1) above distributed to Class A Certificateholders with
                respect to interest per $1,000 original certificate principal amount                                $1.557244

         (3)    The amount set forth in A(1) above distributed to Class A Certificateholders with
                respect to principal per $1,000 original certificate principal amount                               $0.000000

         (4)    The total amount distributed to Class B Certificateholders per $1,000 original
                certificate principal amount                                                                        $1.718355

         (5)    The amount set forth in A(4) above distributed to Class B Certificateholders with
                respect to interest per $1,000 original certificate principal amount                                $1.718355

         (6)    The amount set forth in A(4) above distributed to Class B Certificateholders with
                respect to principal per $1,000 original certificate principal amount                               $0.000000

B)       Information Regarding the Performance of the Trust

         (1)    Allocation of Receivables Collections to the Series 1997-2 Certificates

                (a)     The aggregate amount of Finance Charge Receivables collected during the Monthly
                        Period immediately preceding the Distribution Date                                     $93,849,803.76

                (b)     The aggregate amount of Interchange collected and allocated to the Trust for the
                        Monthly Period immediately preceding the Distribution Date                              $5,587,775.16


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       October 15, 2002 Distribution Date
                      -------------------------------------


                (c)     The aggregate amount of Principal Receivables collected during the Monthly
                        Period immediately preceding the Distribution Date                                    $561,291,428.01

                (d)     The Floating Allocation Percentage with respect to the Series 1997-2
                        Certificates for the Monthly Period immediately preceding the Distribution Date            10.196770%

                (e)     The Principal Allocation Percentage with respect to the Series 1997-2
                        Certificates for the Monthly Period immediately preceding the Distribution Date            10.196770%

                (f)     The Finance Charge Receivables and Interchange collected and allocated to the
                        Series 1997-2 Certificates for the Monthly Period immediately preceding the
                        Distribution Date                                                                      $10,139,421.64

                (g)     The Principal Receivables collected and allocated to the Series 1997-2
                        Certificates for the Monthly Period immediately preceding the Distribution Date        $57,233,598.35

         (2)    Available Finance Charge Collections, Required Draw Amount and Reallocated Principal
                Collections for Series 1997-2 for the Monthly Period immediately preceding the
                Distribution Date

                (a)     The Finance Charge Receivables and Interchange collected and allocated to the
                        Series 1997-2 Certificates                                                             $10,139,421.64

                (b)     Collection Account and Special Funding Account investment earnings allocated to
                        the Series 1997-2 Certificates                                                                  $0.00

                (c)     Principal Funding Account Investment Proceeds                                                   $0.00

                (d)     Cash Collateral Account Investment Proceeds                                                $26,175.50

                (e)     Reserve Draw Amount, if applicable                                                              $0.00

                (f)     Additional Finance Charges from other Series allocated to the Series 1997-2
                        Certificates                                                                                    $0.00

                (g)     Payments, if any, on deposit as of the Determination Date received from any
                        Interest Rate Protection Agreements                                                             $0.00

                (h)     Required Draw Amount, if applicable                                                             $0.00

                (i)     Reallocated Collateral Principal Collections                                                    $0.00

                (j)     Reallocated Class B Principal Collections                                                       $0.00

                (k)     Total Available Finance Charge Collections and Reallocated Principal
                        Collections for Series 1997-2 (total of (a), (b), (c), (d), (e), (f),
                        (g), (h), (i) and (j) above)                                                           $10,165,597.14


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       October 15, 2002 Distribution Date
                      -------------------------------------


         (3)    Available Principal Collections for Series 1997-2 for the Monthly Period immediately preceding the Distribution Date

                (a)     The Principal Receivables collected and allocated to the Series 1997-2
                        Certificates                                                                           $57,233,598.35

                (b)     Shared Principal Collections from other Series allocated to the Series 1997-2
                        Certificates                                                                                    $0.00

                (c)     Additional amounts to be treated as Available Principal Collections pursuant to
                        the Series Supplement                                                                   $3,145,885.39

                (d)     Reallocated Collateral Principal Collections                                                    $0.00

                (e)     Reallocated Class B Principal Collections                                                       $0.00

                (f)     Available Principal Collections for Series 1997-2 (total of (a), (b) and (c)
                        minus (d) and (e) above)                                                               $60,379,483.74

         (4)    Delinquent Balances in the Trust

                The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                Distribution Date.

                (a)     30-59 days                                                                               $128,055,130
                (b)     60-89 days                                                                                 84,097,736
                (c)     90 or more days                                                                           158,559,919
                                                                                                                 ------------
                (d)     Total Delinquencies                                                                      $370,712,785

         (5)    Defaulted Amount

                (a)     The aggregate amount of Defaulted Receivables with respect to the Trust for the
                        Monthly Period immediately preceding the Distribution Date                             $33,422,679.87

                (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                        Monthly Period immediately preceding the Distribution Date                              $2,570,897.83

                (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                        Distribution Date [Defaulted Receivables minus Recoveries]                             $30,851,782.04

                (d)     The Defaulted Amount for the Monthly Period immediately preceding the
                        Distribution Date allocable to the Series 1997-2 Certificates (the "Series
                        1997-2 Defaulted Amount")                                                               $3,145,885.39

                (e)     The Class A Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the
                        Class A Percentage]                                                                     $2,563,896.59

                (f)     The Class B Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the
                        Class B Percentage]                                                                       $298,859.11


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       October 15, 2002 Distribution Date
                      -------------------------------------


         (6)    Class A Charge-Offs

                (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                        Available Finance Charge Collections applied to such Class A Defaulted Amount,
                        (ii) the Available Cash Collateral Amount applied to such Class A Defaulted
                        Amount, (iii) Reallocated Principal Collections applied to such Class A
                        Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                        Defaulted Amount (a "Class A Charge-Off")                                                       $0.00

                (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                        pro rata, the amount of each Class A Certificateholder's investment)                        $0.000000

                (c)     The total amount reimbursed on the Distribution Date in respect of  Class A
                        Charge-Offs for prior Distribution Dates                                                        $0.00

                (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                        of each Class A Certificateholder's investment)                                             $0.000000

                (e)     The amount, if any, by which the outstanding principal balance of the Class A
                        Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                        Date, after giving effect to all deposits, withdrawals and distributions on such
                        Distribution Date                                                                               $0.00

         (7)    Class B Charge-Offs

                (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                        Available Finance Charge Collections applied to such Class B Defaulted Amount applied to such Class B Defaulted Amount, (ii) the Available Cash Collateral
                        Amount, (iii) Reallocated Collateral Principal Collections applied to such Class
                        B Defaulted Amount and (iv) the amount by which the Collateral Invested Amount
                        has been reduced in respect of such Class B Defaulted Amount                                    $0.00

                (b)     The amount by which the Class B Invested Amount has been reduced on the
                        Distribution Date in respect of Reallocated Class B Principal Collections                       $0.00

                (c)     The amount by which the Class B Invested Amount has been reduced on the
                        Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                        Charge-Offs")                                                                                   $0.00

                (d)     The total amount by which the Class B Invested Amount has been reduced on the
                        Distribution Date as set forth in items 7(a), (b) and (C)                                       $0.00

                (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                        of each Class B Certificateholder's investment)                                             $0.000000


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       October 15, 2002 Distribution Date
                      -------------------------------------


                (f)     The total amount reimbursed on the Distribution Date in respect of reductions in                $0.00
                        the Class B Invested Amount on prior Distribution Date

                (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                        of each Class B Certificateholder's investment)                                             $0.000000

                (h)     The amount, if any, by which the outstanding principal balance of the Class B
                        Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                        Date, after giving effect to all deposits, withdrawals and distributions on such
                        Distribution Date                                                                               $0.00

         (8)    Reductions in the Collateral Interest

                (a)     The excess, if any, of the Collateral Defaulted Amount over Available Finance
                        Charge Collections applied to such Collateral Defaulted Amount                                  $0.00

                (b)     The amount by which the Collateral Invested Amount has been reduced on the
                        Distribution Date in respect of Reallocated Principal Collections                               $0.00

                (c)     The amount by which the Collateral Invested Amount has been reduced on the
                        Distribution Date in respect of items 6(a) and 7(a) above                                       $0.00

                (d)     The total amount by which the Collateral Invested Amount has been reduced on the
                        Distribution Date as set forth in items 8(a), (b) and (c)                                       $0.00

                (e)     The total amount reimbursed on the Distribution Date in respect of reductions in
                        the Collateral Invested Amount on prior Distribution Dates                                      $0.00

                (f)     The amount, if any, by which the outstanding principal balance of the Collateral
                        Interest exceeds the Collateral Invested Amount, if any, as of the Distribution
                        Date, after giving effect to all deposits, withdrawals and distributions on the
                        Distribution Date                                                                               $0.00

         (9)    Investor Monthly Servicing Fee

                (a)     The amount of the Series 1997-2 Monthly Servicing Fee payable to the Servicer on
                        the Distribution Date                                                                   $1,166,666.67

         (10)   Cash Collateral Account

                (a)     The Available Cash Collateral Amount on the Distribution Date, after giving
                        effect to all deposits, withdrawals and distributions on such Distribution Date        $21,000,000.00

         (11)   Class A Monthly Interest

                (a)     Class A Monthly Interest payable on the Distribution Date                                 $888,407.48


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       October 15, 2002 Distribution Date
                      -------------------------------------


         (12)   Class B Monthly Interest

                (a)     Class B Monthly Interest payable on the Distribution Date                                 $114,270.59

         (13)   Principal Funding Account Amount

                (a)     The amount on deposit in the Principal Funding Account on the Distribution Date,
                        after giving effect to all deposits, withdrawals and distributions on such
                        Distribution Date                                                                               $0.00

                (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)   Deficit Controlled Accumulation Amount

                The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                effect to all deposits, withdrawals and distributions on such Distribution Date                         $0.00

         (15)   Reserve Account (if applicable)

                (a)     The amount on deposit in the Reserve Account, if funded, on the Distribution
                        Date, after giving effect to all deposits, withdrawals and distributions on such
                        Distribution Date and the related Transfer Date                                                 $0.00

                (b)     The Required Reserve Account Amount, if any, selected by the Servicer                           $0.00

(C)      Class A Invested Amount

         (1)    The Class A Initial Invested Amount                                                           $570,500,000.00

         (2)    The Class A Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                             $570,500,000.00

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class A
                Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested
                Amount). The amount of a Class A Certificateholder's pro rata share of the Class A
                Invested Amount can be determined by multiplying the original denomination of the Class
                A Certificateholder's Certificate by the Pool Factor                                                 1.000000

D)       Class B Invested Amount

         (1)    The Class B Initial Invested Amount                                                            $66,500,000.00

         (2)    The Class B Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                              $66,500,000.00


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       October 15, 2002 Distribution Date
                      -------------------------------------


         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested
                  Amount). The amount of a Class B Certificateholder's pro rata share of the Class B
                  Invested Amount can be determined by multiplying the original denomination of the Class
                  B Certificateholder's Certificate by the Pool Factor                                                   1.0000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                         $63,000,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                              $63,000,000.00

         (3)      The Collateral Invested Amount as a percentage of the sum of the Invested Amount on such
                  Distribution Date                                                                                       9.00%

F)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on
                  the last day of the immediately preceding Monthly Period                                       $6,763,472,398

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of business
                  on the last day of the immediately preceding Monthly Period                                      $166,735,617

G)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 1997-2 Certificates
                  for the preceding Monthly Period (excluding payments received from Interest Rate
                  Protection Agreements) divided by the Invested Amount of the Series 1997-2 Certificates
                  as of the last day of the next preceding Monthly Period, multiplied by 12)                             17.43%

         (2)      The Net Loss Rate (the Series 1997-2 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1997-2 Certificates as of the last day of
                  the next preceding Monthly Period, multiplied by 12)                                                    5.39%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-2
                  Certificates for the preceding Monthly Period)                                                         12.04%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1997-2
                  Certificates as of the last day of the next preceding Monthly Period, multiplied  by 12)                3.94%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-2
                  Certificates for the preceding Monthly Period)                                                          8.10%


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       October 15, 2002 Distribution Date
                      -------------------------------------


         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly
                  Period divided by the amount of Receivables in the Trust as of the last day of the next
                  preceding Monthly Period)                                                                     9.41%

H)       Series 1997-2 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)           10/15/02            17.43%
                  b)           09/16/02            15.34%
                  c)           08/15/02            18.83%

         2)       Net Loss Rate

                  a)           10/15/02             5.39%
                  b)           09/16/02             7.95%
                  c)           08/15/02             7.81%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)           10/15/02             8.10%
                  b)           09/16/02             3.30%
                  c)           08/15/02             6.93%

         Three Month Average                        6.11%

         4)       Monthly Payment Rate

                  a)           10/15/02             9.41%
                  b)           09/16/02             8.83%
                  c)           08/15/02             9.39%




                      CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                      Servicer



                      By: _________________________________
                          Name:  Patricia Garvey
                          Title: Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 1997-4
                  ---------------------------------------------

           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2001, the "Agreement"), as supplemented by the Series 1997-4 Supplement dated as of November 1, 1997 (as amended and supplemented, the "Series Supplement"), between Chase Manhattan Bank USA, National Association as Servicer, Card Acquisition Funding LLC as Transferor, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-4 Certificates with respect to the Distribution Date occurring on October 15, 2002, and with respect to the performance of the Trust during the month of September is set forth below. Certain of the information is presented on the basis of an original principal amount $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)     Information Regarding the Current Monthly Distribution for the Series
       1997-4 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

       (1)    The total amount distributed to Class A Certificateholders per $1,000 original
              certificate principal amount                                                                         $5.208333

       (2)    The amount set forth in A(1) above distributed to Class A Certificateholders with
              respect to interest per $1,000 original certificate principal amount                                 $5.208333

       (3)    The amount set forth in A(1) above distributed to Class A Certificateholders with
              respect to principal per $1,000 original certificate principal amount                                $0.000000

       (4)    The total amount distributed to Class B Certificateholders per $1,000 original
              certificate principal amount                                                                         $5.375000

       (5)    The amount set forth in A(4) above distributed to Class B Certificateholders with
              respect to interest per $1,000 original certificate principal amount                                 $5.375000

       (6)    The amount set forth in A(4) above distributed to Class B Certificateholders with
              respect to principal per $1,000 original certificate principal amount                                $0.000000

B)     Information Regarding the Performance of the Trust

       (1)    Allocation of Receivables Collections to the Series 1997-4 Certificates

              (a)    The aggregate amount of Finance Charge Receivables collected during the
                     Monthly Period immediately preceding the Distribution Date                               $93,849,803.76

              (b)    The aggregate amount of Interchange collected and allocated to the Trust for
                     the Monthly Period immediately preceding the Distribution Date                            $5,587,775.16


                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                       October 15, 2002 Distribution Date
                    ----------------------------------------


              (c)    The aggregate amount of Principal Receivables collected during the Monthly
                     Period immediately preceding the Distribution Date                                      $561,291,428.01

              (d)    The Floating Allocation Percentage with respect to the Series 1997-4
                     Certificates for the Monthly Period immediately preceding the
                     Distribution Date                                                                             4.666944%

              (e)    The Principal Allocation Percentage with respect to the
                     Series 1997-4 Certificates for the Monthly Period immediately preceding
                     the Distribution Date                                                                         8.740089%

              (f)    The Finance Charge Receivables and Interchange collected and allocated to the
                     Series 1997-4 Certificates for the Monthly Period immediately preceding the
                     Distribution Date                                                                         $4,640,695.95

              (g)    The Principal Receivables collected and allocated to the Series 1997-4
                     Certificates for the Monthly Period immediately preceding the Distribution Date          $49,057,370.01

       (2)    Available Finance Charge Collections, Required Draw Amount and Reallocated Principal
              Collections for Series 1997-4 for the Monthly Period immediately preceding the
              Distribution Date

              (a)    The Finance Charge Receivables and Interchange collected and allocated to the
                     Series 1997-4 Certificates                                                                $4,640,695.95

              (b)    Collection Account and Special Funding Account investment earnings allocated
                     to the Series 1997-4 Certificates                                                                 $0.00

              (c)    Principal Funding Account Investment Proceeds                                               $124,619.97

              (d)    Cash Collateral Account Investment Proceeds                                                  $18,696.80

              (e)    Reserve Draw Amount, if applicable                                                        $1,180,067.53

              (f)    Additional Finance Charges from other Series allocated to the Series 1997-4
                     Certificates                                                                                      $0.00

              (g)    Payments, if any, on deposit as of the Determination Date received from any
                     Interest Rate Protection Agreements                                                               $0.00

              (h)    Required Draw Amount, if applicable                                                               $0.00

              (i)    Reallocated Collateral Principal Collections                                                      $0.00

              (j)    Reallocated Class B Principal Collections                                                         $0.00

              (k)    Total Available Finance Charge Collections and Reallocated Principal
                     Collections for Series 1997-4 (total of (a), (b), (c), (d), (e), (f),
                     (g), (h), (i) and (j) above)                                                              $5,964,080.25


                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                       October 15, 2002 Distribution Date
                    ----------------------------------------


       (3)    Available Principal Collections for Series 1997-4 for the Monthly Period
              immediately preceding the Distribution Date

              (a)    The Principal Receivables collected and allocated to the Series 1997-4
                     Certificates                                                                             $49,057,370.01

              (b)    Shared Principal Collections from other Series allocated to the Series 1997-4
                     Certificates                                                                             $90,212,527.40

              (c)    Additional amounts to be treated as Available Principal Collections pursuant
                     to the Series Supplement                                                                  $1,439,835.34

              (d)    Reallocated Collateral Principal Collections                                                      $0.00

              (e)    Reallocated Class B Principal Collections                                                         $0.00

              (f)    Available Principal Collections for Series 1997-4 (total of (a), (b) and (c)
                     minus (d) and (e) above                                                                 $140,709,732.75

       (4)    Delinquent Balances in the Trust

               The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
               Distribution Date.

              (a)    30-59 days                                                                                 $128,055,130
              (b)    60-89 days                                                                                   84,097,736
              (c)    90 or more days                                                                             158,559,919
                                                                                                                ------------
              (d)    Total Delinquencies                                                                        $370,712,785

       (5)    Defaulted Amount

              (a)    The aggregate amount of Defaulted Receivables with respect to the Trust for
                     the Monthly Period immediately preceding the Distribution Date                           $33,422,679.87

              (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed during
                     the Monthly Period immediately preceding the Distribution Date                            $2,570,897.83

              (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                     Distribution Date [Defaulted Receivables minus Recoveries]                               $30,851,782.04

              (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                     Distribution Date allocable to the Series 1997-4 Certificates (the
                     "Series 1997-4 Defaulted Amount")                                                         $1,439,835.35

              (e)    The Class A Defaulted Amount (Series 1997-4 Defaulted Amount multiplied by the
                     Class A Percentage)                                                                       $1,125,777.56


                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                       October 15, 2002 Distribution Date
                    ----------------------------------------


              (f)    The Class B Defaulted Amount (Series 1997-4 Defaulted Amount multiplied by the
                     Class B Percentage)                                                                         $215,717.86

       (6)    Class A Charge-Offs

              (a)    The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                     Available Finance Charge Collections applied to such Class A Defaulted Amount,
                     (ii) the Available Cash Collateral Amount applied to such Class A Defaulted
                     Amount, (iii) Reallocated Principal Collections applied to such Class A
                     Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                     Defaulted Amount (a "Class A Charge-Off")                                                         $0.00

              (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                     pro rata, the amount of each Class A Certificateholder's investment)                          $0.000000

              (c)    The total amount reimbursed on the Distribution Date in respect of  Class A
                     Charge-Offs for prior Distribution Dates                                                          $0.00

              (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                     amount of each Class A Certificateholder's investment)                                        $0.000000

              (e)    The amount, if any, by which the outstanding principal balance of the Class A
                     Certificates exceeds the Class A Invested Amount if any, as of the
                     Distribution Date, after giving effect to all deposits, withdrawals and
                     distributions on such Distribution Date                                                           $0.00

       (7)    Class B Charge-Offs

              (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                     Available Finance Charge Collections applied to such Class B Defaulted Amount,
                     (ii) the Available Cash Collateral Amount, (iii) Reallocated Collateral
                     Principal Collections applied to such Class B Defaulted Amount and (iv) the amount by which the Collateral Invested Amount has been reduced in respect of
                     such Class B Defaulted Amount                                                                     $0.00

              (b)    The amount by which the Class B Invested Amount has been reduced on the
                     Distribution Date in respect of Reallocated Class B Principal Collections                         $0.00

              (c)    The amount by which the Class B Invested Amount has been reduced on the
                     Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                     Charge-Offs")                                                                                     $0.00

              (d)    The total amount by which the Class B Invested Amount has been reduced on the
                     Distribution Date as set forth in items 7(a), (b) and (c)                                         $0.00


                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                       October 15, 2002 Distribution Date
                    ----------------------------------------


              (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                     of each Class B Certificateholder's investment)                                               $0.000000

              (f)    The total amount reimbursed on the Distribution Date in respect of reductions
                     in the Class B Invested Amount on prior Distribution Dates                                        $0.00

               (g)   The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                     amount of each Class B Certificateholder's investment)                                        $0.000000

              (h)    The amount, if any, by which the outstanding principal balance of the Class B
                     Certificates exceeds the Class B Invested Amount if any, as of the
                     Distribution Date, after giving effect to all deposits, withdrawals and
                     distributions on such Distribution Date                                                           $0.00

       (8)    Reductions in the Collateral Interest

              (a)    The excess, if any, of the Collateral Defaulted Amount over Available
                     Finance Charge Collections applied to such Collateral Defaulted Amount                            $0.00

              (b)    The amount by which the Collateral Invested Amount has been reduced on the
                     Distribution Date in respect of Reallocated Principal Collections                                 $0.00

              (c)    The amount by which the Collateral Invested Amount has been reduced on the
                     Distribution Date in respect of items 6(a) and 7(a) above                                         $0.00

              (d)    The total amount by which the Collateral Invested Amount has been reduced on
                     the Distribution Date as set forth in items 8(a), (b) and (c)                                     $0.00

              (e)    The total amount reimbursed on the Distribution Date in respect of reductions
                     in the Collateral Invested Amount on prior Distribution Dates                                $47,575.27

              (f)    The amount, if any, by which the outstanding principal balance of the
                     Collateral Interest exceeds the Collateral Invested Amount, if any, as of the
                     Distribution Date, after giving effect to all deposits, withdrawals and
                     distributions on the Distribution Date                                                            $0.00

       (9)    Investor Monthly Servicing Fee

              (a)    The amount of the Series 1997-4 Monthly Servicing Fee payable to the Servicer
                     on the Distribution Date                                                                    $533,969.83

       (10)   Cash Collateral Account

              (a)    The Available Cash Collateral Amount on the Distribution Date, after giving
                     effect to all deposits, withdrawals and distributions on such Distribution Date          $15,000,000.00


                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                       October 15, 2002 Distribution Date
                    ----------------------------------------


       (11)   Class A Monthly Interest

              (a)    Class A Monthly Interest payable on the Distribution Date                                 $2,609,375.00

       (12)   Class B Monthly Interest

              (a)    Class B Monthly Interest payable on the Distribution Date                                   $258,000.00

       (13)   Principal Funding Account Amount

              (a)    The amount on deposit in the Principal Funding Account on the Distribution
                     Date, after giving effect to all deposits, withdrawals and distributions on
                     such Distribution Date                                                                            $0.00

              (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in September 2002. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

       (14)   Deficit Controlled Accumulation Amount

              The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
              effect to all deposits, withdrawals and distributions on such Distribution Date                          $0.00

       (15)   Reserve Account (if applicable)

              (a)    The amount on deposit in the Reserve Account, if funded, on the Distribution
                     Date, after giving effect to all deposits, withdrawals and distributions on
                     such Distribution Date and the related Transfer Date                                      $2,505,000.00

              (b)    The Required Reserve Account Amount, if any, selected by the Servicer                     $2,505,000.00

C)     Class A Invested Amount

       (1)    The Class A Initial Invested Amount                                                            $501,000,000.00

       (2)    The Class A Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                              $501,000,000.00

       (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class
              A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class
              A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original
              denomination of the Class A Certificateholder's Certificate by the Pool Factor                       1.0000000


                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                       October 15, 2002 Distribution Date
                    ----------------------------------------


D)     Class B Invested Amount

       (1)    The Class B Initial Invested Amount                                                             $48,000,000.00

       (2)    The Class B Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                               $48,000,000.00

       (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class B
              Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial
              Invested Amount). The amount of a Class B Certificateholder's pro rata share of the
              Class B Invested Amount can be determined by multiplying the original denomination of
              the Class B Certificateholder's Certificate by the Pool Factor                                        1.000000

E)     Collateral Invested Amount

       (1)    The Collateral Initial Invested Amount                                                          $51,000,000.00

       (2)    The Collateral Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                                $6,469,742.25

       (3)    The Collateral Invested Amount as a percentage of the sum of the Invested Amount on
              such Distribution Date                                                                                   1.16%

F)     Receivables Balances

       (1)    The aggregate amount of Principal Receivables in the Trust at the close of business
              on the last day of the immediately preceding Monthly Period                                     $6,763,472,398

       (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of
              business on the last day of the immediately preceding Monthly Period                              $166,735,617

G)     Annualized Percentages

       (1)    The Gross Yield (Available Finance Charge Collections for the Series 1997-4
              Certificates for the preceding Monthly Period (excluding payments received from
              Interest Rate Protection Agreements) divided by the Invested Amount of the Series
              1997-4 Certificates as of the last day of the next preceding Monthly Period,
              multiplied by 12)                                                                                       12.54%

       (2)    The Net Loss Rate (the Series 1997-4 Defaulted Amount for the preceding Monthly
              Period divided by the Invested Amount of the Series 1997-4 Certificates as of the
              last day of the next preceding Monthly Period, multiplied by 12)                                         3.03%

       (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-4
              Certificates for the preceding Monthly Period)                                                           9.51%


                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                       October 15, 2002 Distribution Date
                    ----------------------------------------


       (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
              Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1997-4
              Certificates as of the last day of the next preceding Monthly Period, multiplied  by
              12)                                                                                            7.23%

       (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-4
              Certificates for the preceding Monthly Period)                                                 2.28%

       (6)    The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
              Receivables with respect to all Receivables in the Trust for the preceding Monthly
              Period divided by the amount of Receivables in the Trust as of the last day of the
              next preceding Monthly Period)                                                                 9.41%

H)     Series 1997-4 Information for the Last Three Distribution Dates

       1)     Gross Yield

              a)         10/15/02                       12.54%
              b)         09/16/02                       13.75%
              c)         08/15/02                       18.82%

       2)     Net Loss Rate

              a)         10/15/02                        3.03%
              b)         09/16/02                        6.25%
              c)         08/15/02                        7.81%

       3)     Net Spread (Portfolio Yield Minus Base Rate)

              a)         10/15/02                        2.28%
              b)         09/16/02                       -0.10%
              c)         08/15/02                        3.07%

       Three Month Average                               1.75%

       4)     Monthly Payment Rate

              a)         10/15/02                        9.41%
              b)         09/16/02                        8.38%
              c)         08/15/02                        9.39%




                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer

                                By: _________________________________
                                Name:  Patricia Garvey
                                Title: Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 1999-1
                  ---------------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D
 Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on October 15, 2002, and with respect to the performance of the Trust during the month of September is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)       Information Regarding the Current Monthly Distribution for the Series 1999-1 Class A Certificates
         and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original certificate
                  principal amount                                                                                        $1.653910

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect
                  to interest per $1,000 original certificate principal amount                                            $1.653910

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect
                  to principal per $1,000 original certificate principal amount                                           $0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original certificate
                  principal amount                                                                                        $5.666667

         (5)      The amount set forth in A (4) above distributed to Class B Certificateholder with respect
                  to interest per $1,000 original certificate principal amount                                            $5.666667

         (6)      The amount set forth in A (4) above distributed to Class B Cerfiticateholder with respect
                  to principal per $1,000 original certificate principal amount                                           $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1999-1 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables collected during the Monthly
                           Period immediately preceding the Distribution Date                                        $93,849,803.76

                  (b)      The aggregate amount of Interchange collected and allocated to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                                 $5,587,775.16

                  (c)      The aggregate amount of Principal Receivables collected during the Monthly Period
                           immediately preceding the Distribution Date                                              $561,291,428.01


                         ------------------------------
                         Series 1999-1 Monthly Statement
                       October 15, 2002 Distribution Date
                         ------------------------------


                  (d)      The Floating Allocation Percentage with respect to the Series 1999-1 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                             9.337702%

                  (e)      The Principal Allocation Percentage with respect to the Series 1999-1 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                             9.337702%

                  (f)      The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 1999-1 Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                          $9,285,184.67

                  (g)      The Principal Receivables collected and allocated to the Series 1999-1 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                        $52,411,720.18

         (2)      Available Finance Charge Collections and Reallocated Principal Collections for Series 1999-1
                  for the Monthly Period immediately preceding the Distribution Date.

                  (a)      The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 1999-1 Certificates                                                                 $9,285,184.67

                  (b)      Collection Account and Special Funding Account investment earnings allocated to the
                           Series 1999-1 Certificates                                                                         $0.00

                  (c)      Principal Funding Account Investment Proceeds                                                      $0.00

                  (d)      Reserve Draw Amount                                                                                $0.00

                  (e)      Additional Finance Charges from other Series allocated to the Series 1999-1
                           Certificates                                                                                       $0.00

                  (f)      Payments, if any, on deposit as of the Determination Date received from any
                           Interest Rate Protection Agreements                                                                $0.00

                  (g)      Reallocated Class D Principal Collections                                                          $0.00

                  (h)      Reallocated Collateral Principal Collections                                                       $0.00

                  (i)      Reallocated Class B Principal Collections                                                          $0.00

                  (j)      Total Available Finance Charge Collections and Reallocated Principal Collections
                           for Series 1999-1 (total of (a), (b), (c), (d), (e), (f), (g), (h), and (i) above)         $9,285,184.67


                         ------------------------------
                         Series 1999-1 Monthly Statement
                       October 15, 2002 Distribution Date
                         ------------------------------


         (3)      Available Principal Collections for Series 1999-1 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to the Series 1999-1
                           Certificates                                                                              $52,411,720.18

                  (b)      Shared Principal Collections from other Series allocated to the Series
                           1999-1 Certificates                                                                                $0.00

                  (c)      Additional amounts to be treated as Available Principal Collections
                           pursuant to the Series Supplement                                                          $2,880,847.43

                  (d)      Reallocated Class D Principal Collections                                                          $0.00

                  (e)      Reallocated Collateral Principal Collections                                                       $0.00

                  (f)      Reallocated Class B Principal Collections                                                          $0.00

                  (g)      Available Principal Collections for Series 1999-1 (total of (a), (b) and
                           (c) minus (d), (e) and (f) above)                                                         $55,292,567.61

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                  Distribution Date.

                  (a)      31-60 days                                                                                  $128,055,130
                  (b)      61-90 days                                                                                    84,097,736
                  (c)      91 or more days                                                                              158,559,919
                                                                                                                       ------------
                  (d)      Total Delinquencies                                                                         $370,712,785

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with respect to the Trust
                           for the Monthly Period immediately preceding the Distribution Date                        $33,422,679.87

                  (b)      The aggregate Amount of Recoveries of Defaulted Receivables processed
                           during the Monthly Period immediately preceding the Distribution Date                      $2,570,897.83

                  (c)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date [Defaulted Receivables minus Recoveries]                                $30,851,782.04

                  (d)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date allocable to the Series 1999-1 Certificates (the
                           "Series 1999-1 Defaulted Amount")                                                          $2,880,847.43

                  (e)      The Class A Defaulted Amount [Series 1999-1 Defaulted Amount multiplied
                           by the Class A Percentage]                                                                 $2,247,060.99


                         ------------------------------
                         Series 1999-1 Monthly Statement
                       October 15, 2002 Distribution Date
                         ------------------------------


                  (f)      The Class B Defaulted Amount [Series 1999-1 Defaulted Amount multiplied by the
                           Class B Percentage]                                                                          $295,286.28

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class A Defaulted Amount, (ii)
                           Reallocated Principal Collections applied to such Class A Defaulted Amount, (iii)
                           the amount by which the Class D Invested Amount has been reduced in respect of such
                           Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                           Defaulted Amount (a "Class A Charge-Off")                                                          $0.00

                  (b)      The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro
                           rata, the amount of each Class A Certificateholder's investment)                                   $0.00

                  (c)      The total amount reimbursed on the Distribution Date in respect of Class A
                           Charge-Offs for prior Distribution Dates                                                           $0.00

                  (d)      The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each
                           Class A Certificateholder's investment)                                                        $0.000000

                  (e)      The amount, if any, by which the outstanding principal balance of the Class A
                           Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                                  $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class B Defaulted Amount, (ii)
                           Reallocated Class D Principal Collections applied to such Class B Defaulted Amount,
                           (iii) Reallocated Collateral Principal Collections applied to such Class B
                           Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the
                           Collateral Invested Amount has been reduced in respect of such Class B Defaulted
                           Amount                                                                                             $0.00

                  (b)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Class B Principal Collections                          $0.00


                         ------------------------------
                         Series 1999-1 Monthly Statement
                       October 15, 2002 Distribution Date
                         ------------------------------


                  (c)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                           Charge-Offs")                                                                                      $0.00

                  (d)      The total amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date as set forth in items 7(a), (b) and (c)                                          $0.00

                  (e)      The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class
                           B Certificateholder's investment)                                                              $0.000000

                  (f)      The total amount reimbursed on the Distribution Date in respect of reductions in
                           the Class B Invested Amount on prior Distribution Dates                                            $0.00

                  (g)      The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each
                           Class B Certificateholder's investment)                                                        $0.000000

                  (h)      The amount, if any, by which the outstanding principal balance of the Class B
                           Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                                  $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted Amount over the sum of (i)
                           Available Finance Charge Collections applied to such Collateral Defaulted Amount,
                           (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted
                           Amount and (iii) the Amount by which the Class D Invested Amount has been reduced
                           in respect of such Collateral Defaulted Amount                                                     $0.00

                  (b)      The amount by which the Collateral Invested Amount has been reduced the
                           Distribution Date in respect of Reallocated Collateral Principal Collections                       $0.00

                  (c)      The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a) and 7(a) above                                          $0.00

                  (d)      The total amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date as set forth in items 8(a), (b) and (c)                                          $0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in
                           the Collateral Invested Amount on prior Distribution Dates                                         $0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the Collateral
                           Interest exceeds the Collateral Invested Amount, if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on the
                           Distribution Date                                                                                  $0.00


                         ------------------------------
                         Series 1999-1 Monthly Statement
                       October 15, 2002 Distribution Date
                         ------------------------------


         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                           Collections applied to such Class D Defaulted Amount                                               $0.00

                  (b)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Principal Collections                                  $0.00

                  (c)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                    $0.00

                  (d)      The total amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date as set forth in items 9(a), (b) and (c)                                          $0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in
                           the Class D Invested Amount on prior Distribution Dates                                            $0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the Class D
                           Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on the
                           Distribution Date                                                                                  $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 1999-1 Monthly Servicing Fee payable to the Servicer on
                           the Distribution Date                                                                        $934,829.06

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution Date                                    $826,955.14

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution Date                                    $372,328.33

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding Account on the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                                  $0.00

                  (b)      Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in October 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)


                         ------------------------------
                         Series 1999-1 Monthly Statement
                       October 15, 2002 Distribution Date
                         ------------------------------


         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date                             $0.00

         (15)     Reserve Account

                  (a)      The amount on deposit in the Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and
                           the related Transfer Date                                                                          $0.00

                  (b)      The Required Reserve Account Amount                                                                $0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                               $500,000,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                           $500,000,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the
                  Class A Invested Amount on such Distribution Date, to the Class A Initial Invested Amount).
                  The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A
                  Certificateholder's Certificate by the Pool Factor                                                        1.00000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                                $65,705,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                            $65,705,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the
                  Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount).
                  The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B
                  Certificateholder's Certificate by the Pool Factor                                                       1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                             $52,884,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Date                                               $52,884,000.00


                         ------------------------------
                         Series 1999-1 Monthly Statement
                       October 15, 2002 Distribution Date
                         ------------------------------


         (3)      The Collateral Invested Amount as a percentage of the sum of the Invested Amount on such
                  Distribution Date                                                                                           8.25%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                                $22,436,642.00

         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                            $22,436,642.00

         (3)      The Class D Invested Amount as a percentage of the sum of the Invested Amount on such
                  Distribution Date                                                                                           3.50%

G)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on the
                  last day of the immediately preceding Monthly Period                                               $6,763,472,398

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of business on
                  the last day of the immediately preceding Monthly Period                                             $166,735,617

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 1999-1 Certificates for
                  the preceding Monthly Period (excluding payments received from Interest Rate Protection
                  Agreements) divided by the Invested Amount of the Series 1999-1 Certificates as of the last
                  day of the next preceding Monthly Period, multiplied by 12)                                                17.38%

         (2)      The Net Loss Rate (the Series 1999-1 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1999-1 Certificates as of the last day of the
                  next preceding Monthly Period, multiplied by 12)                                                            5.39%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1999-1
                  Certificates for the preceding Monthly Period)                                                             11.99%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing
                  Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                  Distribution Date, divided by the Invested Amount of the Series 1999-1 Certificates as of
                  the last day of the next preceding Monthly Period, multiplied by 12)                                        4.85%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1999-1 Certificates
                  for the preceding Monthly Period)                                                                           7.14%


                         ------------------------------
                         Series 1999-1 Monthly Statement
                       October 15, 2002 Distribution Date
                         ------------------------------


         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the next preceding
                  Monthly Period)                                                                                   9.41%

I)       Series 1999-1 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)         10/15/02                               17.38%
                  b)         09/16/02                               19.00%
                  c)         08/15/02                               18.78%

         2)       Net Loss Rate

                  a)         10/15/02                                5.39%
                  b)         09/16/02                                7.95%
                  c)         08/15/02                                7.81%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)         10/15/02                                7.14%
                  b)         09/16/02                                6.07%
                  c)         08/15/02                                6.00%

                  Three Month Average                                6.40%

         4)       Monthly Payment Rate

                  a)         10/15/02                                9.41%
                  b)         09/16/02                                8.83%
                  c)         08/15/02                                9.39%



                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                 By: _________________________________
                                 Name:  Patricia Garvey
                                 Title: Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 1999-2
                  ---------------------------------------------



         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement dated as of October 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-2 Certificates with respect to the Distribution Date occurring October 15, 2002 and with respect to the performance of the Trust during the month of September is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series 1999-2 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                                       $0.000000

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to interest per $1,000 original certificate principal amount                               $0.000000

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to principal per $1,000 original certificate principal amount                              $0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                                       $1.951966

         (5)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                  respect to interest per $1,000 original certificate principal amount                               $1.951966

         (6)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                  respect to principal per $1,000 original certificate principal amount                              $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1999-2 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables collected during the
                           Monthly Period immediately preceding the Distribution Date                           $93,849,803.76

                  (b)      The aggregate amount of Interchange collected and allocated to the Trust
                           for the Monthly Period immediately preceding the Distribution Date                    $5,587,775.16

                        --------------------------------
                         Series 1999-2 Monthly Statement
                       October 15, 2002 Distribution Date
                        --------------------------------

                  (c)      The aggregate amount of Principal Receivables collected during the
                           Monthly Period immediately preceding the Distribution Date                          $561,291,428.01

                  (d)      The Floating Allocation Percentage with respect to the Series 1999-2
                           Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                         1.092511%

                  (e)      The Principal Allocation Percentage with respect to the Series 1999-2
                           Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                         9.104259%

                  (f)      The Finance Charge Receivables and Interchange collected and allocated to the Series 1999-2 Certificates for the Monthly Period immediately
                           preceding the Distribution Date                                                       $1,086,366.60

                  (g)      The Principal Receivables collected and allocated to the Series 1999-2
                           Certificates for the Monthly Period immediately preceding the Distribution Date      $51,101,427.09

         (2)      Available Finance Charge Collections and Reallocated Principal Collections for
                  Series 1999-2 for the Monthly Period immediately preceding the Distribution Date.

                  (a)      The Finance Charge Receivables and Interchange collected and allocated to
                           the Series 1999-2 Certificates                                                        $1,086,366.60

                  (b)      Collection Account and Special Funding Account investment earnings
                           allocated to the Series 1999-2 Certificates                                                   $0.00

                  (c)      Principal Funding Account Investment Proceeds                                            $10,023.05

                  (d)      Class A Reserve Draw Amount                                                                   $0.00

                  (e)      Class B Reserve Draw Amount                                                                   $0.00

                  (f)      Additional Finance Charges from other Series allocated to the Series
                           1999-2 Certificates                                                                           $0.00

                  (g)      Payments, if any, on deposit as of the Determination Date received from
                           any Interest Rate Protection Agreements                                                       $0.00

                  (h)      Reallocated Class D Principal Collections                                                     $0.00

                  (i)      Reallocated Collateral Principal Collections                                                  $0.00

                  (j)      Reallocated Class B Principal Collections                                                     $0.00

                  (k)      Total Available Finance Charge Collections and Reallocated Principal
                           Collections for Series 1999-2 (total of (a), (b), (c), (d), (e), (f),
                           (g), (h), (i) and (j) above)                                                          $1,096,389.65

                        --------------------------------
                         Series 1999-2 Monthly Statement
                       October 15, 2002 Distribution Date
                        --------------------------------


         (3)      Available Principal Collections for Series 1999-2 for the Monthly Period
                  immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to the Series 1999-2
                           Certificates                                                                         $51,101,427.09

                  (b)      Shared Principal Collections from other Series allocated to the Series
                           1999-2 Certificates                                                                           $0.00

                  (c)      Additional amounts to be treated as Available Principal Collections
                           pursuant to the Series Supplement                                                       $337,059.15

                  (d)      Reallocated Class D Principal Collections                                                     $0.00

                  (e)      Reallocated Collateral Principal Collections                                                  $0.00

                  (f)      Reallocated Class B Principal Collections                                                     $0.00

                  (g)      Available Principal Collections for Series 1999-2 (total of (a), (b) and
                           (c) minus (d), (e) and (f) above)                                                    $51,438,486.24

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                  Distribution Date.

                  (a)      31-60 days                                                                             $128,055,130
                  (b)      61-90 days                                                                               84,097,736
                  (c)      91 or more days                                                                         158,559,919
                                                                                                                  ------------
                  (d)      Total Delinquencies                                                                    $370,712,785

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with respect to the Trust
                           for the Monthly Period immediately preceding the Distribution Date                   $33,422,679.87

                  (b)      The aggregate Amount of Recoveries of Defaulted Receivables processed
                           during the Monthly Period immediately preceding the Distribution Date                 $2,570,897.83

                  (c)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date [Defaulted Receivables minus Recoveries]                           $30,851,782.04

                  (d)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date allocable to the Series 1999-2 Certificates (the
                           "Series 1999-2 Defaulted Amount")                                                       $337,059.15

                  (e)      The Class A Defaulted Amount [Series 1999-2 Defaulted Amount multiplied
                           by the Class A Percentage]                                                                    $0.00

                        --------------------------------
                         Series 1999-2 Monthly Statement
                       October 15, 2002 Distribution Date
                        --------------------------------


                  (f)      The Class B Defaulted Amount [Series 1999-2 Defaulted Amount multiplied
                           by the Class B Percentage]                                                              $252,794.36

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                           Available Finance Charge Collections applied to such Class A Defaulted
                           Amount, (ii) Reallocated Principal Collections applied to such Class A
                           Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the
                           Class B Invested Amount has been reduced in respect of such Class A
                           Defaulted Amount (a "Class A Charge-Off")                                                     $0.00

                  (b)      The amount of the Class A Charge-Off set forth in item 6(a) above, per
                           $1,000 original certificate principal amount (which will have the effect
                           of reducing, pro rata, the amount of each Class A Certificateholder's investment)             $0.00

                  (c)      The total amount reimbursed on the Distribution Date in respect of Class
                           A Charge-Offs for prior Distribution Dates                                                    $0.00

                  (d)      The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                           amount of each Class A Certificateholder's investment)                                        $0.00

                  (e)      The amount, if any, by which the outstanding principal balance of the
                           Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                           and distributions on such Distribution Date                                                   $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                           Available Finance Charge Collections applied to such Class B Defaulted
                           Amount, (ii) Reallocated Class D Principal Collections applied to such
                           Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                           Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such
                           Class B Defaulted Amount and (v) the amount by which the Collateral
                           Invested Amount has been reduced in respect of such Class B Defaulted Amount                  $0.00

                  (b)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Class B Principal Collections                     $0.00

                  (c)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of item 6(a) (together with item 7(a),
                           "Class B Charge-Offs")                                                                        $0.00

                        --------------------------------
                         Series 1999-2 Monthly Statement
                       October 15, 2002 Distribution Date
                        --------------------------------



                  (d)      The total amount by which the Class B Invested Amount has been reduced on
                           the Distribution Date as set forth in items 7(a), (b) and (c)                                 $0.00

                  (e)      The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                           amount of each Class B Certificateholder's investment)                                        $0.00

                  (f)      The total amount reimbursed on the Distribution Date in respect of
                           reductions in the Class B Invested Amount on prior Distribution Dates                         $0.00

                  (g)      The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                           amount of each Class B Certificateholder's investment)                                        $0.00

                  (h)      The amount, if any, by which the outstanding principal balance of the
                           Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                           and distributions on such Distribution Date                                                   $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted Amount over the sum of
                           (i) Available Finance Charge Collections applied to such Collateral
                           Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the
                           Class D Invested Amount has been reduced in respect of such Collateral
                           Defaulted Amount                                                                              $0.00

                  (b)      The amount by which the Collateral Invested Amount has been reduced on
                           the Distribution Date in respect of Reallocated Collateral Principal Collections              $0.00

                  (c)      The amount by which the Collateral Invested Amount has been reduced on
                           the Distribution Date in respect of items 6(a) and 7(a) above                                 $0.00

                  (d)      The total amount by which the Collateral Invested Amount has been reduced
                           on the Distribution Date as set forth in items 8(a), (b) and (c)                              $0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of
                           reductions in the Collateral Invested Amount on prior Distribution Dates                      $0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the
                           Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                           and distributions on the Distribution Date                                                    $0.00

                        --------------------------------
                         Series 1999-2 Monthly Statement
                       October 15, 2002 Distribution Date
                        --------------------------------


         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class D Defaulted Amount over Available
                           Finance Charge Collections applied to such Class D Defaulted Amount                           $0.00

                  (b)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Principal Collections                             $0.00

                  (c)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a), 7(a) and 8(a) above                               $0.00

                  (d)      The total amount by which the Class D Invested Amount has been reduced on
                           the Distribution Date as set forth in items 9(a), (b) and (c)                                 $0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of
                           reductions in the Class D Invested Amount on prior Distribution Dates                         $0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the
                           Class D Interest exceeds the Class D Invested Amount, if any, as of the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on the Distribution Date                                                        $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 1999-2 Monthly Servicing Fee payable to the
                           Servicer on the Distribution Date                                                       $109,375.00

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution Date                                     $0.00

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution Date                               $109,798.08

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding Account on the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on such Distribution Date                                                       $0.00

                  (b)      Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2002. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

                        --------------------------------
                         Series 1999-2 Monthly Statement
                       October 15, 2002 Distribution Date
                        --------------------------------


         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date                        $0.00

         (15)     Class A Reserve Account

                  (a)      The amount on deposit in the Class A Reserve Account on the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions
                           on such Distribution Date and the related Transfer Date                                       $0.00

                  (b)      The Class A Required Reserve Account Amount                                                   $0.00

         (16)     Class B Reserve Account

                  (a)      The amount on deposit in the Class B Reserve Account on the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions
                           on such Distribution Date and the related Transfer Date                                 $140,625.00

                  (b)      The Class B Required Reserve Account Amount                                             $140,625.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                          $500,000,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                                      $0.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class
                  A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class
                  A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original
                  denomination of the Class A Certificateholder's Certificate by the Pool Factor                      0.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                           $56,250,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                             $56,250,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class
                  B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class
                  B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original
                  denomination of the Class B Certificateholder's Certificate by the Pool Factor                      1.000000

                        --------------------------------
                         Series 1999-2 Monthly Statement
                       October 15, 2002 Distribution Date
                        --------------------------------


E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                        $50,000,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                                  $0.00

         (3)      The Collateral Invested Amount as a percentage of the Adjusted Invested Amount on
                  such Distribution Date                                                                                 0.00%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                           $18,750,000.00

         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                             $18,750,000.00

         (3)      The Class D Invested Amount as a percentage of the Adjusted Invested Amount on
                  such Distribution Date                                                                                25.00%

G)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                          $6,763,472,398

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                            $166,735,617

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 1999-2
                  Certificates for the preceding Monthly Period (excluding payments received from
                  Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                  1999-2 Certificates as of the last day of the next preceding Monthly Period,
                  multiplied by 12)                                                                                     17.54%

         (2)      The Net Loss Rate (the Series 1999-2 Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of the Series 1999-2 Certificates as of the
                  last day of the next preceding Monthly Period, multiplied by 12)                                       5.39%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1999-2
                  Certificates for the preceding Monthly Period)                                                        12.15%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series
                  1999-2 Certificates as of the last day of the next preceding Monthly Period,
                  multiplied by 12)                                                                                      3.76%

                        --------------------------------
                         Series 1999-2 Monthly Statement
                       October 15, 2002 Distribution Date
                        --------------------------------


         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1999-2
                  Certificates for the preceding Monthly Period)                                                         8.39%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly
                  Period divided by the amount of Receivables in the Trust as of the last day of the
                  next preceding Monthly Period)                                                                         9.41%

I)       Series 1999-2 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)             10/15/02                              17.54%
                  b)             09/16/02                              10.35%
                  c)             08/15/02                              15.43%

         2)       Net Loss Rate

                  a)             10/15/02                               5.39%
                  b)             09/16/02                               3.43%
                  c)             08/15/02                               5.66%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)             10/15/02                               8.39%
                  b)             09/16/02                               0.12%
                  c)             08/15/02                               2.48%

                  Three Month Average                                   3.66%

         4)       Monthly Payment Rate

                  a)             10/15/02                               9.41%
                  b)             09/16/02                               8.83%
                  c)             08/15/02                               9.39%


                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                               By:
                                   ---------------------------
                               Name:  Patricia Garvey
                               Title: Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 2000-1
                  ---------------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on October 15, 2002,and with respect to the performance of the Trust during the month of September is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)       Information Regarding the Current Monthly Distribution for the Series 2000-1 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                                       $6.241667

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to interest per $1,000 original certificate principal amount                               $6.241667

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to principal per $1,000 original certificate principal amount                              $0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                                       $1.855299

         (5)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                  respect to interest per $1,000 original certificate principal amount                               $1.855299

         (6)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                  respect to principal per $1,000 original certificate principal amount                              $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 2000-1 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables collected during the
                           Monthly Period immediately preceding the Distribution Date                           $93,849,803.76

                  (b)      The aggregate amount of Interchange collected and allocated to the Trust
                           for the Monthly Period immediately preceding the Distribution Date                    $5,587,775.16

                       ----------------------------------
                         Series 2000-1 Monthly Statement
                       October 15, 2002 Distribution Date
                       ----------------------------------


                  (c)      The aggregate amount of Principal Receivables collected during the
                           Monthly Period immediately preceding the Distribution Date                          $561,291,428.01

                  (d)      The Floating Allocation Percentage with respect to the Series 2000-1
                           Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                         7.643367%

                  (e)      The Principal Allocation Percentage with respect to the Series 2000-1
                           Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                         7.647578%

                  (f)      The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-1 Certificates for the Monthly Period immediately
                           preceding the Distribution Date                                                       $7,600,378.89

                  (g)      The Principal Receivables collected and allocated to the Series 2000-1
                           Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                    $42,925,198.76

         (2)      Available Finance Charge Collections and Reallocated Principal Collections for
                  Series 2000-1 for the Monthly Period immediately preceding the Distribution Date.

                  (a)      The Finance Charge Receivables and Interchange collected and allocated to
                           the Series 2000-1 Certificates                                                        $7,600,378.89

                  (b)      Collection Account and Special Funding Account investment earnings
                           allocated to the Series 2000-1 Certificates                                                   $0.00

                  (c)      Principal Funding Account Investment Proceeds                                                 $0.00

                  (d)      Class A Reserve Draw Amount                                                                   $0.00

                  (e)      Class B Reserve Draw Amount                                                                   $0.00

                  (f)      Additional Finance Charges from other Series allocated to the Series
                           2000-1 Certificates                                                                           $0.00

                  (g)      Payments, if any, on deposit as of the Determination Date received from
                           any Interest Rate Protection Agreements                                                       $0.00

                  (h)      Reallocated Class D Principal Collections                                                     $0.00

                  (i)      Reallocated Collateral Principal Collections                                                  $0.00

                  (j)      Reallocated Class B Principal Collections                                                     $0.00

                  (k)      Total Available Finance Charge Collections and Reallocated Principal
                           Collections for Series 2000-1 (total of (a), (b), (c), (d), (e), (f),
                           (g), (h), (i) and (j) above)                                                          $7,600,378.89

         (3)      Available Principal Collections for Series 2000-1 for the Monthly Period
                  immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to the Series
                           2000-1 Certificates                                                                  $42,925,198.76

                       ----------------------------------
                         Series 2000-1 Monthly Statement
                       October 15, 2002 Distribution Date
                       ----------------------------------

                  (b)      Shared Principal Collections from other Series allocated to the Series
                           2000-1 Certificates                                                                           $0.00

                  (c)      Additional amounts to be treated as Available Principal Collections
                           pursuant to the Series Supplement                                                     $2,358,114.86

                  (d)      Reallocated Class D Principal Collections                                                     $0.00

                  (e)      Reallocated Collateral Principal Collections                                                  $0.00

                  (f)      Reallocated Class B Principal Collections                                                     $0.00

                  (g)      Available Principal Collections for Series 2000-1 (total of (a), (b) and
                           (c) minus (d), (e) and (f) above)                                                    $45,283,313.62

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                  Distribution Date.

                  (a)      31-60 days                                                                            $128,055,130
                  (b)      61-90 days                                                                              84,097,736
                  (c)      91 or more days                                                                        158,559,919
                                                                                                                 ------------
                  (d)      Total Delinquencies                                                                   $370,712,785


         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with respect to the Trust
                           for the Monthly Period immediately preceding the Distribution Date                   $33,422,679.87

                  (b)      The aggregate Amount of Recoveries of Defaulted Receivables processed
                           during the Monthly Period immediately preceding the Distribution Date                 $2,570,897.83

                  (c)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date [Defaulted Receivables minus Recoveries]                           $30,851,782.04

                  (d)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date allocable to the Series 2000-1 Certificates (the
                           "Series 2000-1 Defaulted Amount")                                                     $2,358,114.86

                  (e)      The Class A Defaulted Amount [Series 2000-1 Defaulted Amount multiplied
                           by the Class A Percentage]                                                            $1,886,491.89

                  (f)      The Class B Defaulted Amount [Series 2000-1 Defaulted Amount multiplied
                           by the Class B Percentage]                                                              $212,230.34

                       ----------------------------------
                         Series 2000-1 Monthly Statement
                       October 15, 2002 Distribution Date
                       ----------------------------------

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                           Available Finance Charge Collections applied to such Class A Defaulted
                           Amount, (ii) Reallocated Principal Collections applied to such Class A
                           Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the
                           Class B Invested Amount has been reduced in respect of such Class A
                           Defaulted Amount (a "Class A Charge-Off")                                                     $0.00

                  (b)      The amount of the Class A Charge-Off set forth in item 6(a) above, per
                           $1,000 original certificate principal amount (which will have the effect
                           of reducing, pro rata, the amount of each Class A Certificateholder's investment)         $0.000000

                  (c)      The total amount reimbursed on the Distribution Date in respect of Class
                           A Charge-Offs for prior Distribution Dates                                                    $0.00

                  (d)      The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                           amount of each Class A Certificateholder's investment)                                   $0.0000000

                  (e)      The amount, if any, by which the outstanding principal balance of the
                           Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                           and distributions on such Distribution Date                                                   $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                           Available Finance Charge Collections applied to such Class B Defaulted
                           Amount, (ii) Reallocated Class D Principal Collections applied to such
                           Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                           Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such
                           Class B Defaulted Amount and (v) the amount by which the Collateral
                           Invested Amount has been reduced in respect of such Class B Defaulted
                           Amount                                                                                        $0.00

                  (b)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Class B Principal Collections                     $0.00

                  (c)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of item 6(a) (together with item 7(a),
                           "Class B Charge-Offs")                                                                        $0.00

                  (d)      The total amount by which the Class B Invested Amount has been reduced on
                           the Distribution Date as set forth in items 7(a), (b) and (c)                                 $0.00

                       ----------------------------------
                         Series 2000-1 Monthly Statement
                       October 15, 2002 Distribution Date
                       ----------------------------------

                  (e)      The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                           amount of each Class B Certificateholder's investment)                                    $0.000000

                  (f)      The total amount reimbursed on the Distribution Date in respect of
                           reductions in the Class B Invested Amount on prior Distribution Dates                         $0.00

                  (g)      The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                           amount of each Class B Certificateholder's investment)                                    $0.000000

                  (h)      The amount, if any, by which the outstanding principal balance of the
                           Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                           and distributions on such Distribution Date                                                   $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted Amount over the sum of
                           (i) Available Finance Charge Collections applied to such Collateral
                           Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the
                           Class D Invested Amount has been reduced in respect of such Collateral
                           Defaulted Amount                                                                              $0.00

                  (b)      The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                           Collections                                                                                   $0.00

                  (c)      The amount by which the Collateral Invested Amount has been reduced on
                           the Distribution Date in respect of items 6(a) and 7(a) above                                 $0.00

                  (d)      The total amount by which the Collateral Invested Amount has been reduced
                           on the Distribution Date as set forth in items 8(a), (b) and (c)                              $0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of
                           reductions in the Collateral Invested Amount on prior Distribution Dates                      $0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the
                           Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                           and distributions on the Distribution Date                                                    $0.00

         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class D Defaulted Amount over Available
                           Finance Charge Collections applied to such Class D Defaulted Amount                           $0.00

                  (b)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Principal Collections                             $0.00

                       ----------------------------------
                         Series 2000-1 Monthly Statement
                       October 15, 2002 Distribution Date
                       ----------------------------------

                  (c)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                              $0.00

                  (d)      The total amount by which the Class D Invested Amount has been reduced on
                           the Distribution Date as set forth in items 9(a), (b) and (c)                                 $0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of
                           reductions in the Class D Invested Amount on prior Distribution Dates                   $289,083.50

                  (f)      The amount, if any, by which the outstanding principal balance of the
                           Class D Interest exceeds the Class D Invested Amount, if any, as of the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on the Distribution Date                                                        $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 2000-1 Monthly Servicing Fee payable to the
                           Servicer on the Distribution Date                                                       $765,203.42

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution Date                             $2,621,500.00

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution Date                                $87,662.89

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding Account on the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on such Distribution Date                                                       $0.00

                  (b)      Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in March 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date                        $0.00

         (15)     Class A Reserve Account

                  (a)      The amount on deposit in the Class A Reserve Account on the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions
                           on such Distribution Date and the related Transfer Date                                       $0.00

                  (b)      The Class A Required Reserve Account Amount                                                   $0.00

                       ----------------------------------
                         Series 2000-1 Monthly Statement
                       October 15, 2002 Distribution Date
                       ----------------------------------

         (16)     Class B Reserve Account

                  (a)      The amount on deposit in the Class B Reserve Account on the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions
                           on such Distribution Date and the related Transfer Date                                    $0.00

                  (b)      The Class B Required Reserve Account Amount                                                $0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                       $420,000,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                         $420,000,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class
                  A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class
                  A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original
                  denomination of the Class A Certificateholder's Certificate by the Pool Factor                  1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                        $47,250,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                          $47,250,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class
                  B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class
                  B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original
                  denomination of the Class B Certificateholder's Certificate by the Pool Factor                   1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                     $42,000,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                      $42,000,000.00

         (3)      The Collateral Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                                   8.00%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                        $15,750,000.00

                       ----------------------------------
                         Series 2000-1 Monthly Statement
                       October 15, 2002 Distribution Date
                       ----------------------------------

         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                             $15,750,000.00

         (3)      The Class D Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                                      3.00%

G)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                          $6,763,472,398

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                            $166,735,617

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 2000-1
                  Certificates for the preceding Monthly Period (excluding payments received from
                  Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                  2000-1 Certificates as of the last day of the next preceding Monthly Period,
                  multiplied by 12)                                                                                     17.38%

         (2)      The Net Loss Rate (the Series 2000-1 Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of the Series 2000-1 Certificates as of the
                  last day of the next preceding Monthly Period, multiplied by 12)                                       5.39%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-1
                  Certificates for the preceding Monthly Period)                                                        11.99%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series
                  2000-1 Certificates as of the last day of the next preceding Monthly Period,
                  multiplied by 12)                                                                                      8.43%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-1
                  Certificates for the preceding Monthly Period)                                                         3.56%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly
                  Period divided by the amount of Receivables in the Trust as of the last day of the
                  next preceding Monthly Period)                                                                         9.41%

                       ----------------------------------
                         Series 2000-1 Monthly Statement
                       October 15, 2002 Distribution Date
                       ----------------------------------


I)       Series 2000-1 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)       10/15/02         17.38%
                  b)       09/16/02         15.50%
                  c)       08/15/02         18.78%

         2)       Net Loss Rate

                  a)       10/15/02         5.39%
                  b)       09/16/02         7.95%
                  c)       08/15/02         7.81%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)       10/15/02         3.56%
                  b)       09/16/02         -0.91%
                  c)       08/15/02         2.52%

                  Three Month Average       1.72%

         4)       Monthly Payment Rate

                  a)       10/15/02         9.41%
                  b)       09/16/02         8.83%
                  c)       08/15/02         9.39%



                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                               By:
                                   ---------------------------------
                               Name: Patricia Garvey
                               Title: Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 2000-2
                  ---------------------------------------------

             Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on October 15, 2002 and with respect to the performance of the Trust during the month of September is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)      Information Regarding the Current Monthly Distribution for the Series 2000-2 Class A
        Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

        (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                 certificate principal amount                                                                $1.605577

        (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                 respect to interest per $1,000 original certificate principal amount                        $1.605577

        (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                 respect to principal per $1,000 original certificate principal amount                       $0.000000

        (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                 certificate principal amount                                                                $1.879466

        (5)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                 respect to interest per $1,000 original certificate principal amount                        $1.879466

        (6)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                 respect to principal per $1,000 original certificate principal amount                       $0.000000

B)      Information Regarding the Performance of the Trust

        (1)      Allocation of Receivables Collections to the Series 2000-2 Certificates

                 (a)    The aggregate amount of Finance Charge Receivables collected during the
                        Monthly Period immediately preceding the Distribution Date                      $93,849,803.76

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------

                 (b)    The aggregate amount of Interchange collected and allocated to the Trust
                        for the Monthly Period immediately preceding the Distribution Date               $5,587,775.16

                 (c)    The aggregate amount of Principal Receivables collected during the Monthly
                        Period immediately preceding the Distribution Date                             $561,291,428.01

                (d)     The Floating Allocation Percentage with respect to the Series 2000-2
                        Certificates for the Monthly Period immediately preceding the
                        Distribution Date                                                                    8.431272%

                 (e)    The Principal Allocation Percentage with respect to the Series 2000-2
                        Certificates for the Monthly Period immediately preceding the
                        Distribution Date                                                                    8.431272%

                 (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-2 Certificates for the Monthly Period immediately
                        preceding the Distribution Date                                                  $8,383,853.21

                 (g)    The Principal Receivables collected and allocated to the Series 2000-2
                        Certificates for the Monthly Period immediately preceding the
                        Distribution Date                                                               $47,324,009.60

         (2)     Available Finance Charge Collections and Reallocated Principal Collections for
                 Series 2000-2 for the Monthly Period immediately preceding the Distribution Date.

                 (a)    The Finance Charge Receivables and Interchange collected and allocated to
                        the Series 2000-2 Certificates                                                   $8,383,853.21

                 (b)    Collection Account and Special Funding Account investment earnings
                        allocated to the Series 2000-2 Certificates                                              $0.00

                 (c)    Principal Funding Account Investment Proceeds                                            $0.00

                 (d)    Class A Reserve Draw Amount                                                              $0.00

                 (e)    Class B Reserve Draw Amount                                                              $0.00

                 (f)    Additional Finance Charges from other Series allocated to the Series
                        2000-2 Certificates                                                                      $0.00

                 (g)    Payments, if any, on deposit as of the Determination Date received from
                        any Interest Rate Protection Agreements                                                  $0.00

                 (h)    Reallocated Class D Principal Collections                                                $0.00

                 (i)    Reallocated Collateral Principal Collections                                             $0.00


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------

                 (j)    Reallocated Class B Principal Collections                                                $0.00

                (k)     Total Available Finance Charge Collections and Reallocated Principal
                        Collections for Series 2000-2 (total of (a), (b), (c), (d), (e), (f),
                        (g), (h), (i) and (j) above)                                                     $8,383,853.21

         (3)     Available Principal Collections for Series 2000-2 for the Monthly Period
                 immediately preceding the Distribution Date

                 (a)    The Principal Receivables collected and allocated to the Series 2000-2
                        Certificates                                                                    $47,324,009.60

                 (b)    Shared Principal Collections from other Series allocated to the Series
                        2000-2 Certificates                                                                      $0.00

                 (c)    Additional amounts to be treated as Available Principal Collections
                        pursuant to the Series Supplement                                                $2,601,197.80

                 (d)    Reallocated Class D Principal Collections                                                $0.00

                 (e)    Reallocated Collateral Principal Collections                                             $0.00

                 (f)    Reallocated Class B Principal Collections                                                $0.00

                 (g)    Available Principal Collections for Series 2000-2 (total of (a), (b) and
                        (c) minus (d), (e) and (f) above)                                               $49,925,207.40

        (4)      Delinquent Balances in the Trust

                 The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                 (a)    31-60 days                                                                       $128,055,130
                 (b)    61-90 days                                                                         84,097,736
                 (c)    91 or more days                                                                   158,559,919
                                                                                                         ------------
                 (d)    Total Delinquencies                                                              $370,712,785

        (5)      Defaulted Amount

                 (a)    The aggregate amount of Defaulted Receivables with respect to the Trust
                        for the Monthly Period immediately preceding the Distribution Date              $33,422,679.87

                 (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                        during the Monthly Period immediately preceding the Distribution Date            $2,570,897.83


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------

                 (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                        Distribution Date [Defaulted Receivables minus Recoveries]                      $30,851,782.04

                 (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                        Distribution Date allocable to the Series 2000-2 Certificates (the
                        "Series 2000-2 Defaulted Amount")                                                $2,601,197.80

                 (e)    The Class A Defaulted Amount [Series 2000-2 Defaulted Amount multiplied by
                        the Class A Percentage]                                                          $2,022,354.89

                 (f)    The Class B Defaulted Amount [Series 2000-2 Defaulted Amount multiplied by
                        the Class B Percentage]                                                            $266,501.43

        (6)      Class A Charge-Offs

                 (a)    The excess, if any, of the Class A Defaulted Amount over the sum of
                        (i) Available Finance Charge Collections applied to such Class A
                        Defaulted Amount, (ii) Reallocated Principal Collections applied to such
                        Class A Defaulted Amount, (iii) the amount by which the Class D invested
                        Amount has been reduced in respect of such Class A Defaulted Amount,
                        (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted  Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                        Defaulted Amount (a"Class A Charge-Off")                                                 $0.00

                 (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per
                        $1,000 original certificate principal amount (which will have the effect
                        of reducing, pro rata, the amount of each Class A Certificateholder's investment)     $0.000000

                 (c)    The total amount reimbursed on the Distribution Date in respect of  Class
                        A Charge-Offs for prior Distribution Dates                                               $0.00

                 (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                        amount of each Class A Certificateholder's investment)                               $0.000000

                 (e)    The amount, if any, by which the outstanding principal balance of the
                        Class A Certificates exceeds the Class A Invested Amount if any, as of the
                        Distribution Date, after giving effect to all deposits, withdrawals and
                        distributions on such Distribution Date                                                  $0.00


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------

        (7)      Class B Charge-Offs

                 (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                        Available Finance Charge Collections applied to such Class B Defaulted
                        Amount, (ii) Reallocated Class D Principal Collections applied to such
                        Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                        Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such
                        Class B Defaulted Amount and (v) the amount by which the Collateral
                        Invested Amount has been reduced in respect of such Class B Defaulted Amount             $0.00

                 (b)    The amount by which the Class B Invested Amount has been reduced on the
                        Distribution Date in respect of Reallocated Class B Principal Collections                $0.00

                 (c)    The amount by which the Class B Invested Amount has been reduced on the
                        Distribution Date in respect of item 6(a) (together with item 7(a), "Class
                        B Charge-Offs")                                                                          $0.00

                 (d)    The total amount by which the Class B Invested Amount has been reduced on
                        the Distribution Date as set forth in items 7(a), (b) and (c)                            $0.00

                 (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                        amount of each Class B Certificateholder's investment)                               $0.000000

                 (f)    The total amount reimbursed on the Distribution Date in respect of
                        reductions in the Class B Invested Amount on prior Distribution Dates                    $0.00

                 (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                        amount of each Class B Certificateholder's investment)                               $0.000000

                 (h)    The amount, if any, by which the outstanding principal balance of the
                        Class B Certificates exceeds the Class B Invested Amount if any, as of the
                        Distribution Date, after giving effect to all deposits, withdrawals and
                        distributions on such Distribution Date                                                  $0.00

        (8)      Reductions in the Collateral Interest

                 (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of
                        (i) Available Finance Charge Collections applied to such Collateral
                        Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the
                        Class D Invested Amount has been reduced in respect of such Collateral
                        Defaulted Amount                                                                         $0.00


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------

                 (b)    The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                        Collections                                                                              $0.00

                 (c)    The amount by which the Collateral Invested Amount has been reduced on the
                        Distribution Date in respect of items 6(a) and 7(a) above                                $0.00

                 (d)    The total amount by which the Collateral Invested Amount has been reduced
                        on the Distribution Date as set forth in items 8(a), (b) and (c)                         $0.00

                 (e)    The total amount reimbursed on the Distribution Date in respect of
                        reductions in the Collateral Invested Amount on prior Distribution Dates                 $0.00

                 (f)    The amount, if any, by which the outstanding principal balance of the
                        Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                        and distributions on the Distribution Date                                               $0.00

        (9)      Reductions in the Class D Interest

                 (a)    The excess, if any, of the Class D Defaulted Amount over Available Finance
                        Charge Collections applied to such Class D Defaulted Amount                              $0.00

                 (b)    The amount by which the Class D Invested Amount has been reduced on the
                        Distribution Date in respect of Reallocated Principal Collections                        $0.00

                 (c)    The amount by which the Class D Invested Amount has been reduced on the
                        Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                         $0.00

                 (d)    The total amount by which the Class D Invested Amount has been reduced on
                        the Distribution Date as set forth in items 9(a), (b) and (c)                            $0.00

                 (e)    The total amount reimbursed on the Distribution Date in respect of
                        reductions in the Class D Invested Amount on prior Distribution Dates                    $0.00

                 (f)    The amount, if any, by which the outstanding principal balance of the
                        Class D Interest exceeds the Class D Invested Amount, if any, as of the
                        Distribution Date, after giving effect to all deposits, withdrawals and
                        distributions on the Distribution Date                                                   $0.00

        (10)     Investor Monthly Servicing Fee

                 (a)    The amount of the Series 2000-2 Monthly Servicing Fee payable to the
                        Servicer on the Distribution Date                                                  $844,083.33


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------

        (11)     Class A Monthly Interest

                 (a)    Class A Monthly Interest payable on the Distribution Date                          $722,509.63

        (12)     Class B Monthly Interest

                 (a)    Class B Monthly Interest payable on the Distribution Date                          $111,452.32

        (13)     Principal Funding Account Amount

                 (a)    The amount on deposit in the Principal Funding Account on the Distribution
                        Date, after giving effect to all deposits, withdrawals and distributions
                        on such Distribution Date                                                                $0.00

                 (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)


        (14)     Deficit Controlled Accumulation Amount

                        The Deficit Controlled Accumulation Amount for the Distribution Date,
                        after giving effect to all deposits, withdrawals and distributions on such
                        Distribution Date                                                                        $0.00

        (15)     Class A Reserve Account

                 (a)    The amount on deposit in the Class A Reserve Account on the Distribution
                        Date, after giving effect to all deposits, withdrawals and distributions
                        on such Distribution Date and the related Transfer Date                                  $0.00

                 (b)    The Class A Required Reserve Account Amount                                              $0.00

        (16)     Class B Reserve Account

                 (a)    The amount on deposit in the Class B Reserve Account on the Distribution
                        Date, after giving effect to all deposits, withdrawals and distributions
                        on such Distribution Date and the related Transfer Date                                  $0.00

                 (b)    The Class B Required Reserve Account Amount                                              $0.00

C)      Class A Invested Amount

        (1)      The Class A Initial Invested Amount                                                   $450,000,000.00

                       ----------------------------------
                         Series 2000-1 Monthly Statement
                       October 15, 2002 Distribution Date
                       ----------------------------------

        (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                 deposits, withdrawals and distributions on such Distribution Date                     $450,000,000.00

        (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                 Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class
                 A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the
                 original denomination of the Class A Certificateholder's Certificate by the Pool Factor      1.000000

D)      Class B Invested Amount

        (1)      The Class B Initial Invested Amount                                                    $59,300,000.00

        (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                 deposits, withdrawals and distributions on such Distribution Date                      $59,300,000.00

        (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class
                 B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class
                 B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original
                 denomination of the Class B Certificateholder's Certificate by the Pool Factor.              1.000000

E)      Collateral Invested Amount

        (1)      The Collateral Initial Invested Amount                                                 $49,200,000.00

        (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to
                 all deposits, withdrawals and distributions on such Distribution Date                  $49,200,000.00

        (3)      The Collateral Invested Amount as a percentage of the Invested Amount on such
                 Distribution Date                                                                               8.50%

F)      Class D Invested Amount

        (1)      The Class D Initial Invested Amount                                                    $20,300,000.00

        (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all
                 deposits, withdrawals and distributions on such Distribution Date                      $20,300,000.00

        (3)      The Class D Invested Amount as a percentage of the Invested Amount on such
                 Distribution Date                                                                               3.51%


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------

G)      Receivables Balances

        (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                 business on the last day of the immediately preceding Monthly Period                               $0

        (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                 business on the last day of the immediately preceding Monthly Period                               $0

H)      Annualized Percentages

        (1)      The Gross Yield (Available Finance Charge Collections for the Series 2000-2
                 Certificates for the preceding Monthly Period (excluding payments received from
                 Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                 2000-2 Certificates as of the last day of the next preceding Monthly Period,
                 multiplied by 12)                                                                              17.38%

        (2)      The Net Loss Rate (the Series 2000-2 Defaulted Amount for the preceding Monthly
                 Period divided by the Invested Amount of the Series 2000-2 Certificates as of the
                 last day of the next preceding Monthly Period, multiplied by 12)                                5.39%

        (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                 2000-2 Certificates for the preceding Monthly Period)                                          11.99%

        (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-2 Certificates as of the last day of the next preceding Monthly
                 multiplied by 12)                                                                               4.41%

        (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-2
                 Certificates for the preceding Monthly Period)                                                  7.58%

        (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                 Receivables with respect to all Receivables in the Trust for the preceding
                 Monthly Period divided by the amount of Receivables in the Trust as of the last
                 day of the next preceding Monthly Period)                                                       9.41%


I)      Series 2000-2 Information for the Last Three Distribution Dates

        1)       Gross Yield

                 a)        10/15/02                            17.38%
                 b)        09/16/02                            17.45%
                 c)        08/15/02                            18.78%


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------

        2)       Net Loss Rate

                 a)        10/15/02                            5.39%
                 b)        09/16/02                            7.95%
                 c)        08/15/02                            7.81%

        3)       Net Spread (Portfolio Yield Minus Base Rate)

                 a)        10/15/02                            7.58%
                 b)        09/16/02                            4.95%
                 c)        08/15/02                            6.43%

                 Three Month Average                           6.32%

        4)       Monthly Payment Rate

                 a)        10/15/02                            9.41%
                 b)        09/16/02                            8.83%
                 c)        08/15/02                            9.39%


                              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                              By:
                                  -----------------------------
                              Name:         Patricia Garvey
                              Title:        Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  Series 2000-3
                  ---------------------------------------------

             Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to the Distribution Date occurring on October 15, 2002 and with respect to the performance of the Trust during the month of September is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)        Information Regarding the Current Monthly Distribution for the Series 2000-3 Class A
          Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

          (1)     The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                              $1.565299

          (2)     The amount set forth in A(1) above distributed to Class A Certificateholders
                  with respect to interest per $1,000 original certificate principal amount                 $1.565299

          (3)     The amount set forth in A(1) above distributed to Class A Certificateholders
                  with respect to principal per $1,000 original certificate principal amount                $0.000000

          (4)     The total amount distributed to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                              $1.831133

          (5)     The amount set forth in A(4) above distributed to Class B Certificateholders
                  with respect to interest per $1,000 original certificate principal amount                 $1.831133

          (6)     The amount set forth in A(4) above distributed to Class B Certificateholders
                  with respect to principal per $1,000 original certificate principal amount                $0.000000

B)        Information Regarding the Performance of the Trust

          (1)     Allocation of Receivables Collections to the Series 2000-3 Certificates

                  (a)    The aggregate amount of Finance Charge Receivables collected during the
                         Monthly Period immediately preceding the Distribution Date                    $93,849,803.76

                  (b)    The aggregate amount of Interchange collected and allocated to the Trust
                         for the Monthly Period immediately preceding the Distribution Date             $5,587,775.16

                  (c)    The aggregate amount of Principal Receivables collected during the
                         Monthly Period immediately preceding the Distribution Date                   $561,291,428.01

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------

                  (d)    The Floating Allocation Percentage with respect to the Series 2000-3
                         Certificates for the Monthly Period immediately preceding the
                         Distribution Date                                                                 10.196770%

                  (e)    The Principal Allocation Percentage with respect to the Series 2000-3
                         Certificates for the Monthly Period immediately preceding the
                         Distribution Date                                                                 10.196770%

                  (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-3 Certificates for the Monthly Period immediately
                         preceding the Distribution Date                                               $10,139,421.64

                  (g)    The Principal Receivables collected and allocated to the Series 2000-3
                         Certificates for the Monthly Period immediately preceding the
                         Distribution Date                                                             $57,233,598.35

          (2)     Available Finance Charge Collections and Reallocated Principal Collections for
                  Series 2000-3 for the Monthly Period immediately preceding the Distribution Date.

                  (a)    The Finance Charge Receivables and Interchange collected and allocated
                         to the Series 2000-3 Certificates                                             $10,139,421.64

                  (b)    Collection Account and Special Funding Account investment earnings
                         allocated to the Series 2000-3 Certificates                                            $0.00

                  (c)    Principal Funding Account Investment Proceeds                                          $0.00

                  (d)    Class A Reserve Draw Amount                                                            $0.00

                  (e)    Class B Reserve Draw Amount                                                            $0.00

                  (f)    Additional Finance Charges from other Series allocated to the Series
                         2000-3 Certificates                                                                    $0.00

                  (g)    Payments, if any, on deposit as of the Determination Date received from
                         any Interest Rate Protection Agreements                                                $0.00

                  (h)    Reallocated Class D Principal Collections                                              $0.00

                  (i)    Reallocated Collateral Principal Collections                                           $0.00

                  (j)    Reallocated Class B Principal Collections                                              $0.00

                  (k)    Total Available Finance Charge Collections and Reallocated Principal
                         Collections for Series 2000-3 (total of (a), (b), (c), (d), (e), (f),
                         (g), (h), (i) and (j) above)                                                  $10,139,421.64

          (3)     Available Principal Collections for Series 2000-3 for the Monthly Period immediately preceding the Distribution Date

                  (a)    The Principal Receivables collected and allocated to the Series 2000-3
                         Certificates                                                                  $57,233,598.35

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------


                  (b)    Shared Principal Collections from other Series allocated to the Series
                         2000-3 Certificates                                                                    $0.00

                  (c)    Additional amounts to be treated as Available Principal Collections
                         pursuant to the Series Supplement                                              $3,145,885.39

                  (d)    Reallocated Class D Principal Collections                                              $0.00

                  (e)    Reallocated Collateral Principal Collections                                           $0.00

                  (f)    Reallocated Class B Principal Collections                                              $0.00

                  (g)    Available Principal Collections for Series 2000-3 (total of (a), (b) and
                         (c) minus (d), (e) and (f) above)                                             $60,379,483.74

          (4)     Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)    31-60 days                                                                      $128,055,130
                  (b)    61-90 days                                                                        84,097,736
                  (c)    91 or more days                                                                  158,559,919
                                                                                                         ------------
                  (d)    Total Delinquencies                                                             $370,712,785

          (5)     Defaulted Amount

                  (a)    The aggregate amount of Defaulted Receivables with respect to the Trust
                         for the Monthly Period immediately preceding the Distribution Date            $33,422,679.87

                  (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                         during the Monthly Period immediately preceding the Distribution Date          $2,570,897.83

                  (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                         Distribution Date [Defaulted Receivables minus Recoveries]                    $30,851,782.04

                  (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                         Distribution Date allocable to the Series 2000-3 Certificates (the
                         "Series 2000-3 Defaulted Amount")                                              $3,145,885.39

                  (e)    The Class A Defaulted Amount [Series 2000-3 Defaulted Amount multiplied
                         by the Class A Percentage]                                                     $2,445,925.89

                  (f)    The Class B Defaulted Amount [Series 2000-3 Defaulted Amount multiplied
                         by the Class B Percentage]                                                       $322,453.25

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------

          (6)     Class A Charge-Offs

                  (a)    The excess, if any, of the Class A Defaulted Amount over the sum of
                         (i) Available Finance Charge Collections applied to such Class A
                         Defaulted Amount, (ii) Reallocated Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D
                         Invested Amount has been reduced in respect of such Class A Defaulted
                         Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in
                         respect of such Class A Defaulted Amount (a "Class A Charge-Off")                      $0.00

                  (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per
                         $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                         investment)                                                                        $0.000000

                  (c)    The total amount reimbursed on the Distribution Date in respect of
                         Class A Charge-Offs for prior Distribution Dates                                       $0.00

                  (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                         the amount of each Class A Certificateholder's investment)                         $0.000000

                  (e)    The amount, if any, by which the outstanding principal balance of the
                         Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                         and distributions on such Distribution Date                                            $0.00

          (7)     Class B Charge-Offs

                  (a)    The excess, if any, of the Class B Defaulted Amount over the sum of
                         (i) Available Finance Charge Collections applied to such Class B Defaulted
                         Amount, (ii) Reallocated Class D Principal Collections applied to such
                         Class B Defaulted Amount, (ii) Reallocated Class D Principal Collections
                         applied to such Class B Defaulted Amount, (iii) Reallocated Collateral
                         Principal Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of such
                         Class B Defaulted Amount                                                               $0.00

                  (b)    The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of Reallocated Class B Principal
                         Collections                                                                            $0.00

                  (c)    The amount by which the Class B Invested Amount has been reduced on the
                         Distribution Date in respect of item 6(a) (together with item 7(a),
                         "Class B Charge-Offs")                                                                 $0.00

                  (d)    The total amount by which the Class B Invested Amount has been reduced
                         on the Distribution Date as set forth in items 7(a), (b) and (c)                       $0.00

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------

                  (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                         amount of each Class B Certificateholder's investment)                             $0.000000

                  (f)    The total amount reimbursed on the Distribution Date in respect of
                         reductions in the Class B Invested Amount on prior Distribution Dates                  $0.00

                  (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                         the amount of each Class B Certificateholder's investment)                         $0.000000

                  (h)    The amount, if any, by which the outstanding principal balance of the
                         Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                         and distributions on such Distribution Date                                            $0.00

          (8)     Reductions in the Collateral Interest

                  (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of
                         (i) Available Finance Charge Collections applied to such Collateral
                         Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the
                         Class D Invested Amount has been reduced in respect of such Collateral
                         Defaulted Amount                                                                       $0.00

                  (b)    The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                         Collections                                                                            $0.00

                  (c)    The amount by which the Collateral Invested Amount has been reduced on
                         the Distribution Date in respect of items 6(a) and 7(a) above                          $0.00

                  (d)    The total amount by which the Collateral Invested Amount has been
                         reduced on the Distribution Date as set forth in items 8(a), (b) and (c)               $0.00

                  (e)    The total amount reimbursed on the Distribution Date in respect of reductions
                         in the Collateral Invested Amount on prior Distribution Dates                          $0.00

                  (f)    The amount, if any, by which the outstanding principal balance of the
                         Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
                         withdrawals and distributions on the Distribution Date                                 $0.00

          (9)     Reductions in the Class D Interest

                  (a)    The excess, if any, of the Class D Defaulted Amount over Available
                         Finance Charge Collections applied to such Class D Defaulted Amount                    $0.00

                  (b)    The amount by which the Class D Invested Amount has been reduced on the
                         Distribution Date in respect of Reallocated Principal Collections                      $0.00


                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------

                  (c)    The amount by which the Class D Invested Amount has been reduced on the
                         Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                       $0.00

                  (d)    The total amount by which the Class D Invested Amount has been reduced
                         on the Distribution Date as set forth in items 9(a), (b) and (c)                       $0.00

                  (e)    The total amount reimbursed on the Distribution Date in respect of
                         reductions in the Class D Invested Amount on prior Distribution Dates                  $0.00

                  (f)    The amount, if any, by which the outstanding principal balance of the
                         Class D Interest exceeds the Class D Invested Amount, if any, as of the
                         Distribution Date, after giving effect to all deposits, withdrawals and
                         distributions on the Distribution Date                                                 $0.00

          (10)    Investor Monthly Servicing Fee

                  (a)    The amount of the Series 2000-3 Monthly Servicing Fee payable to the
                         Servicer on the Distribution Date                                              $1,020,833.33

          (11)    Class A Monthly Interest

                  (a)    Class A Monthly Interest payable on the Distribution Date                        $851,914.07

          (12)    Class B Monthly Interest

                  (a)    Class B Monthly Interest payable on the Distribution Date                        $131,383.76

          (13)    Principal Funding Account Amount

                  (a)    The amount on deposit in the Principal Funding Account on the
                         Distribution Date, after giving effect to all deposits, withdrawals and
                         distributions on such Distribution Date                                                $0.00

                  (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in July 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                         Supplement.)

          (14)    Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                             $0.00

          (15)    Class A Reserve Account

                  (a)    The amount on deposit in the Class A Reserve Account on the Distribution
                         Date, after giving effect to all deposits, withdrawals and distributions
                         on such Distribution Date and the related Transfer Date                                $0.00

                  (b)    The Class A Required Reserve Account Amount                                            $0.00

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------

          (16)    Class B Reserve Account

                  (a)    The amount on deposit in the Class B Reserve Account on the Distribution
                         Date, after giving effect to all deposits, withdrawals and distributions
                         on such Distribution Date and the related Transfer Date                                $0.00

                  (b)    The Class B Required Reserve Account Amount                                            $0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                 $544,250,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date $544,250,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class
                  A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class
                  A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original
                  denomination of the Class A Certificateholder's Certificate by the Pool Factor             1.000000

D)        Class B Invested Amount

          (1)     The Class B Initial Invested Amount                                                  $71,750,000.00

          (2)     The Class B Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                $71,750,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class
                  B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class
                  B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original
                  denomination of the Class B Certificateholder's Certificate by the Pool Factor             1.000000

E)        Collateral Invested Amount

          (1)     The Collateral Initial Invested Amount                                               $59,500,000.00

          (2)     The Collateral Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                $59,500,000.00

          (3)     The Collateral Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                             8.50%

F)        Class D Invested Amount

          (1)     The Class D Initial Invested Amount                                                  $24,500,000.00

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------

          (2)     The Class D Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                $24,500,000.00

          (3)     The Class D Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                             3.50%

G)        Receivables Balances

          (1)     The aggregate amount of Principal Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                 $6,763,472,398

          (2)     The aggregate amount of Finance Charge Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                   $166,735,617

H)        Annualized Percentages

          (1)     The Gross Yield (Available Finance Charge Collections for the Series 2000-3
                  Certificates for the preceding Monthly Period (excluding payments received from
                  Interest Rate Protection Agreements) divided by the Invested Amount of the
                  Series 2000-3 Certificates as of the last day of the next preceding Monthly
                  Period, multiplied by 12)                                                                    17.38%

          (2)     The Net Loss Rate (the Series 2000-3 Defaulted Amount for the preceding
                  Monthly Period divided by the Invested Amount of the Series 2000-3 Certificates
                  as of the last day of the next preceding Monthly Period, multiplied by 12)                    5.39%

          (3)     The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                  2000-3 Certificates for the preceding Monthly Period)                                        11.99%

          (4)     The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the
                  Series 2000-3 Certificates as of the last day of the next preceding Monthly
                  Period, multiplied by 12)                                                                     4.33%

          (5)     The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-3
                  Certificates for the preceding Monthly Period)                                                7.66%

          (6)     The Monthly Payment Rate (Collections of Principal Receivables and Finance
                  Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as
                  of the last day of the next preceding Monthly Period)                                         9.41%

I)        Series 2000-3 Information for the Last Three Distribution Dates

          1)      Gross Yield

                  a)        10/15/02                            17.38%
                  b)        09/16/02                            17.43%
                  c)        08/15/02                            18.78%

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2002 Distribution Date
                     --------------------------------------

          2)      Net Loss Rate

                  a)        10/15/02                            5.39%
                  b)        09/16/02                            7.95%
                  c)        08/15/02                            7.81%

          3)      Net Spread (Portfolio Yield Minus Base Rate)

                  a)        10/15/02                            7.66%
                  b)        09/16/02                            5.01%
                  c)        08/15/02                            6.51%

                  Three Month Average                           6.39%

          4)      Monthly Payment Rate

                  a)        10/15/02                            9.41%
                  b)        09/16/02                            8.83%
                  c)        08/15/02                            9.39%



                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                               By:
                                   -----------------------------
                               Name:         Patricia Garvey
                               Title:        Vice President